Exhibit 10.6

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

PHARMACY SERVICES AGREEMENT

This Pharmacy Services Agreement (“Agreement”) is made as of July 1, 2006 (the “Effective Date”), between PHARMERICA, INC., a Delaware corporation (“PharMerica”), and CERES STRATEGIES, INC., a Delaware corporation (“Ceres”). PharMerica and Ceres are sometimes referred to hereafter, together, as the “Parties” and, individually, as a “Party.”

RECITALS

A. PharMerica, itself or through certain Affiliates, owns and operates institutional pharmacies that provide pharmaceutical products and related services to skilled nursing and other long term care facilities.

B. Ceres provides procurement services to or for the benefit of the entities identified on Schedule A-1 (each a “Company” or collectively, the “Companies”), each of which Controls, leases, operates or manages (or otherwise provides services to) skilled nursing and other long term care facilities. Ceres and the Companies are sometimes referred to herein collectively as the “Ceres Parties” or individually as a “Ceres Party”.

C. PharMerica, Beverly Enterprises, Inc. (“Beverly”), and certain of the Companies are parties to a Preferred Provider Agreement for Pharmaceutical and Related Services dated December 3, 1997, which has been amended several times (as amended, the “PPA”).

D. In connection with, and pursuant to, the PPA, certain Companies and their Affiliates entered into separate agreements with PharMerica pursuant to which PharMerica agreed to provide pharmaceutical products and related services to the Facilities (each, a “Facility Agreement” and, collectively, the “Facility Agreements”).

E. PharMerica and Ceres desire to enter into this Agreement to continue the provision of pharmaceutical products and services to the Facilities and terminate the PPA and the Facility Agreements in their entirety.

NOW, THEREFORE, the Parties agree as follows:

AGREEMENT

1. Recitals. The above Recitals are incorporated herein by this reference and shall be deemed an essential part of this Agreement.

2. Definitions. For purposes of this Agreement, including, without limitation, the Recitals, the capitalized terms identified on Schedule B hereto shall have the meanings set forth therein.

3. Termination of PPA and Facility Agreements.

a. Effective as of the Effective Date, this Agreement shall (i) govern in all respects the provision of pharmaceutical products and related services to any Company or any Facility by any of the PharMerica Entities, and (ii) replace and supersede all prior written and oral agreements or statements between any of the PharMerica Entities, on the one hand, and any of the Companies, on the other hand, related to the provision of pharmaceutical products and related services by any PharMerica Entity to the Companies or the Facilities, including without limitation, the PPA and the Facility Agreements.

b. In connection with the termination of the PPA and the Facility Agreements and the execution of this Agreement by the Parties, and *, PharMerica shall pay to Ceres, within five (5) business days following receipt by PharMerica, pursuant to Section 6(d), of executed Acknowledgment and Joinder Agreements by each of the Companies, *.

4. Term; Complete Termination; Partial Withdrawal; Transition.

a. Term. Unless this Agreement is terminated sooner as provided in this Agreement, the initial term of this Agreement shall be from the Effective Date through March 31, 2009 (“Initial Term”), subject to the following provisions of this Section 4.

b. Complete Termination. At the end of the Initial Term and any Term Extension (as defined in this Section 4(b) below), the term of this Agreement automatically shall be extended for an additional period of one year (a “Term Extension”) with respect to the Companies and each Facility that is then subject to this Agreement, unless Ceres or PharMerica gives notice to the other (a “Termination Notice”), at least ninety (90) days prior to the last day of the Initial Term or the Term Extension, as the case may be, that this Agreement shall not be further extended. A Termination Notice by Ceres shall not be deemed effective until the Termination Notice specifies a date for each of the Facilities (each, a “Termination Date”), on which the PharMerica Entities are to cease providing Products and Services to that Facility. The Termination Date as to any Facility shall be a date after the last day of the Initial Term or the Term Extension, as the case may be, and on or before February 28 (February 29, in the case of a leap year) of the calendar year that immediately follows the last day of the Initial Term or the Term Extension, as the case may be. In the event that Ceres gives PharMerica a Termination Notice under this Section 4(b), Ceres shall designate no fewer than two of its representatives who will work with PharMerica to develop a transition plan to a new institutional pharmacy provider for each Facility. In the event that PharMerica gives Ceres a Termination Notice under this Section 4(b), PharMerica shall designate no fewer than two of its representatives who will work with Ceres to develop a transition plan to a new institutional pharmacy provider for each Facility, including a Termination Date for each Facility that is after the last day of the Initial Term or the Term Extension, as the case may be, and on or before February 28 (February 29, in the case of a leap year) of the calendar year that immediately follows the last day of the Initial Term or the Term Extension, as the case may be.

c. Partial Withdrawal. In lieu of terminating this Agreement, Ceres may elect to give notice to PharMerica (a “Withdrawal Notice”), at least ninety (90) days prior to the last day of the Initial Term or any Term Extension, as the case may be, that certain Facilities and

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

the corresponding Facility Operators specified in the Withdrawal Notice will Withdraw from this Agreement. A Withdrawal Notice shall not be deemed effective until the Withdrawal Notice (i) encompasses no fewer than five (5) Facilities (the “Withdrawing Facilities”) (unless at the time such Withdrawal Notice is given fewer than five (5) Facilities are covered by this Agreement, in which case the Withdrawal Notice shall cover all of the remaining Facilities), (ii) specifies a date for each of the Withdrawing Facilities (each, a “Withdrawal Date”) on which the PharMerica Entities are to cease providing Products and Services to that Withdrawing Facility (the Withdrawal Date as to any Facility shall be a date after the last day of the Initial Term or the Term Extension, as the case may be, and on or before February 28 (February 29, in the case of a leap year) of the calendar year that immediately follows the last day of the Initial Term or the Term Extension, as the case may be), and (iii) designates at least one Ceres representative who will work with PharMerica to develop a transition plan to a new institutional pharmacy provider for the Withdrawing Facilities beginning on the day following the Withdrawal Date.

d. Transition upon Termination or Partial Withdrawal. Upon receipt of a Termination Notice or Withdrawal Notice, PharMerica or Ceres, as applicable, shall (i) designate the same number of representatives designated in the Termination Notice or Withdrawal Notice who will work with the Ceres or PharMerica representatives designated in the Termination Notice or Withdrawal Notice to develop a transition plan to a new institutional pharmacy provider for each of the Facilities or Withdrawing Facilities, as the case may be, beginning on the day following the Termination Date or Withdrawal Date for each such Facility, and (ii) cooperate in all reasonable respects to assure that the transition of the Facilities or Withdrawing Facilities, as the case may be, to a new alternative pharmacy provider is undertaken in an orderly manner that maximizes patient safety and care. Notwithstanding any contrary provision of this Agreement, in the period between the date of, as applicable, the Termination Notice and the last Termination Date or the Withdrawal Notice and the last Withdrawal Date, this Agreement shall be binding on the Parties and shall govern their relationship with respect to each Facility (until the respective Termination Date or Withdrawal Date of such Facility).

5. PharMerica’s Obligations.

a. Products and Services. During the term of this Agreement, PharMerica shall provide, directly or through another PharMerica Entity, Products and Services to the Facilities in a good and professional manner in accordance with the terms and conditions of this Agreement.

b. Pricing; MFN. Subject to the following provisions of this Section 5(b), pricing for Products and Services provided to the Facilities shall be as set forth in Schedule C attached hereto:

(i) If PharMerica provides Blended AWP Pricing for prescriptions (excluding IVs) for Brand Products (alone) less than the then Ceres Price under any PharMerica Chain Customer Contract (an “Adjustment Event”), PharMerica shall adjust the Ceres Price, effective as of the date (“Adjustment Date”) on which such lower pricing was first provided under the PharMerica Chain Customer Contract, to match such lower pricing under the PharMerica Chain Customer Contract and the reduced Ceres Price shall be in effect from and after the Adjustment Date, unless and until such reduced Ceres Price is further reduced pursuant to this Section 5(b).

(ii) Promptly following each Adjustment Event, PharMerica shall provide a notice to Ceres containing the following information: (A) the applicable Adjustment Date, and (B) the new, reduced Ceres Price arising on account of the Adjustment Event.

(iii) No later than forty-five (45) days after the end of each calendar quarter during the term of this Agreement, PharMerica shall provide Ceres with a written certification, executed by PharMerica’s president or chief financial officer, attesting to PharMerica’s compliance with the foregoing provisions of this Section 5(b) during the preceding quarter.

c. Service Levels. In providing Products and Services to the Facilities, PharMerica shall, and shall cause each of the other Pharmacy Operators to (i) abide at each Pharmacy by industry standards and practices applicable to other national institutional pharmacies serving LTC Facilities, and (ii) adhere to the Service Level Agreements; provided, however, if the applicable Ceres Party fails to satisfy an obligation set forth in this Agreement or as required by law and such failure is the primary cause of the failure by PharMerica or another Pharmacy Operator to comply with one or more Service Level Agreements, PharMerica shall not be responsible for the monetary penalty which otherwise would be payable, as provided on Schedule H, for such failure. Any monetary penalty payable by PharMerica to Ceres, as provided on Schedule H, because of PharMerica’s failure to comply with a Service Level Agreement, shall be credited on an invoice pursuant to Section 11(a)(ii).

d. Customer Satisfaction Survey. No less frequently than once per calendar year, commencing after January 1, 2007, PharMerica shall (i) complete a Customer Satisfaction Survey, and (ii) provide Ceres with a detailed written report summarizing the findings and conclusions of such Customer Satisfaction Survey. Upon request by Ceres made reasonably following Ceres’ receipt of a Customer Satisfaction Survey, PharMerica shall provide Ceres with copies of the completed customer surveys compiled in the preparation of such Customer Satisfaction Survey.

e. Legal Compliance. In providing Products and Services to the Facilities, PharMerica shall, and shall cause each of the other Pharmacy Operators to, comply timely with all applicable federal, state and local laws, rules and regulations now in effect or enacted during the term of this Agreement.

f. Designation of PharMerica Account Representative. PharMerica shall, following consultation with Ceres, designate a PharMerica employee with the knowledge, training and authority to resolve, or cause to be resolved, customary pharmaceutical supply issues including, without limitation, issues relating to invoicing, shipping, payment, formulary management, product analysis, substitutions, and information technology, who will act as the national account customer service representative for the Facilities during the term of this Agreement and assist Ceres and the Facility Operators in addressing questions that may arise from time-to-time (“PharMerica Representative”), subject to the following:

(i) The PharMerica Representative, acting individually or through another PharMerica representative designated in advance to Ceres, shall be reasonably accessible to the Ceres Parties at all times;

(ii) The PharMerica Representative shall meet no less frequently than quarterly with the Ceres Representative (as such term is defined in Section 6(f)), at a time and place mutually agreed to by the PharMerica Representative and the Ceres Representative, to conduct a quarterly business review of the Parties’ performance under this Agreement, which at a minimum, shall address in reasonable detail the following areas: * ;

(iii) If any PharMerica Representative becomes unable to serve in that capacity for any reason, PharMerica promptly shall designate a replacement PharMerica Representative following consultation with Ceres; and

(iv) Ceres, in its reasonable discretion, shall have the right to request a replacement PharMerica Representative twice per year, and, upon receipt of such a request, PharMerica shall promptly, but not more than thirty (30) days following delivery of the request, designate a replacement PharMerica Representative following consultation with Ceres.

g. Designation of Pharmacy Representatives. During the term of this Agreement, PharMerica shall, and shall cause the other Pharmacy Operators to, designate one or more employees at each Pharmacy with the knowledge, training and authority to resolve customary pharmacy issues, and to serve as the representative of the Pharmacy (in coordination with the applicable Facility Operator receiving Products and Services from such Pharmacy), at least one of whom shall be a duly licensed pharmacist (“Pharmacy Representatives”). The Pharmacy Representative will be reasonably accessible to the Ceres Parties during customary business hours.

h. Participation in Pharmacy Plans. Notwithstanding any contrary provision of this Agreement, no Pharmacy Operator shall be required to become a participating pharmacy provider in any Plan, and PharMerica shall be free to terminate its participation, or the participation of any other Pharmacy Operator, in any Plan at any time and for any reason, subject to the following:

(i) Attached as Schedule D is a list (“Accepted PDP List”) of each of the Accepted PDPs as of the Effective Date.

(ii) PharMerica shall give notice (“Plan Notice”) to Ceres at the earliest opportunity but in any event no earlier than seventy-five (75) days prior, and no later than thirty (30) days prior, to the occurrence of any of the following: (A) PharMerica or a Pharmacy Operator becomes a participating provider in a PDP not included on the Accepted PDP List (and, upon giving such Plan Notice, the Accepted PDP List shall be deemed to have been updated to include each additional PDP designated on such Plan Notice), (B) PharMerica or a Pharmacy Operator terminates its participation in an Accepted PDP (and, upon giving such Plan Notice, the Accepted PDP List shall be deemed to have been updated to exclude each PDP designated on such Plan Notice), or (C) an Accepted PDP terminates PharMerica’s or a Pharmacy Operator’s participation in such PDP (and, upon giving such Plan Notice, the Accepted PDP List shall be deemed to have been updated to exclude each PDP designated on such Plan Notice).

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

(iii) If PharMerica’s participation in an Accepted PDP is terminated for any reason other than an Accepted PDP’s voluntary or involuntary withdrawal from Medicare Part D, from and after the effective date of such termination, PharMerica shall continue to provide, at its sole cost and expense with no charge to any Ceres Party, Products and Services for any Covered Resident who receives pharmaceutical benefits under such Accepted PDP until the earliest to occur of the following: (A) the Covered Resident enrolls in a new Accepted PDP, (B) a new pharmacy provider provides Products and Services for such Covered Resident pursuant to the terms of the former Accepted PDP, or (C) the expiration of seventy-five (75) days following the date on which PharMerica gives the applicable Plan Notice.

(iv) Upon PharMerica’s giving of a Plan Notice to Ceres regarding the termination of PharMerica’s participation in an Accepted PDP, PharMerica and Ceres shall work together in good faith to identify with specificity the residents of any Facility who will be impacted by such termination.

(v) If a Pharmacy Operator no longer participates in one or more Accepted PDPs that, at the time of such termination of participation, provide pharmaceutical benefits to the greater of * , such Facility may Withdraw by Ceres giving notice to PharMerica, no later than ten (10) days following receipt of the applicable Plan Notice, of the date on which such Facility will Withdraw, which date shall not be less than fifteen (15) days from the date of such Ceres notice.

6. Ceres Parties’ Obligations.

a. Exclusivity. During the term of this Agreement, subject only to applicable legal requirements related to patient choice, Ceres shall order and purchase exclusively from PharMerica, and shall cause each Facility Operator to order and purchase exclusively from PharMerica, all Products and Services (except * ) required by the Facilities and their residents for whom Ceres or such Facility Operator may be responsible for their pharmacy charges, it being understood hereby that the exclusivity requirement shall not apply to (i) residents of Facilities whose pharmacy benefits are provided by Plans that are not Accepted Plans, (ii) an Excluded Facility and its residents, (iii) a Withdrawn Facility and its residents, (iv) the patients of any entity owned or operated by a Company for which a substantial amount of the services such Company provides are hospice care, homecare therapy services or other services that are not skilled nursing services in a LTC Facility, (v) a New Facility and its residents (unless such New Facility is added to this Agreement pursuant to Section 6(e) below), (vi) a Newly-Constructed Facility, or (vii) a Covered Resident, from and after the date of termination of PharMerica’s participation in an Accepted PDP, under the circumstances described in Section 5(h)(iii), other than an Accepted PDP’s voluntary or involuntary withdrawal from Medicare Part D, until and unless such Covered Resident enrolls in a new Accepted PDP. Notwithstanding any provision in this Agreement to the contrary, no Facility or Company shall be required to discharge a resident in order to comply with this Section 6(a), nor shall it be in breach of this Agreement for not discharging a resident in order to comply with this Section 6(a).

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

b. Facility-Level Requirements. In support of the provision of Products and Services by the Pharmacy Operators to the Facilities and their residents, the Ceres Parties, jointly but not severally, shall cause the Facility Operator of each Facility to:

(i) Designate the Executive Director, Director of Nursing, or employee of similar level and responsibility (“Facility Representatives”) to coordinate with the Pharmacy Operator the provision of Products and Services;

(ii) Grant the Pharmacy Operator providing Products and Services for such Facility access to such Facility’s medical records as is reasonably required for treatment of the residents of such Facility;

(iii) Obtain any necessary consents or authorizations for any resident-specific Products or Services provided by a Pharmacy Operator from the applicable resident of such Facility or such resident’s legally responsible representative;

(iv) Grant the Pharmacy Operator providing Products and Services for such Facility reasonable access to such Facility;

(v) Store and handle all Products provided by the applicable Pharmacy Operator in accordance with applicable laws and written instructions provided by the Pharmacy Operator pursuant to Section 8(a)(i) below;

(vi) Provide the Pharmacy Operator providing Products and Services for such Facility with complete resident billing information promptly following admission of a resident to such Facility, and use commercially reasonable efforts to provide, within 24 hours, any change in payor status of a resident of such Facility, including, without limitation, admission data, source of payment and information required for filing of claims with any Plan of which the resident is a beneficiary or member; and

(vii) Cooperate fully with PharMerica in handling Plan requirements, including prior authorizations, and reverse denials issued by Plans when clinically appropriate.

c. Legal Compliance. In carrying out its responsibilities hereunder, Ceres shall, and shall cause each of the other Ceres Parties to, comply timely with all applicable federal, state and local laws, rules and regulations now in effect or enacted during the term of this Agreement.

d. Company Adherence. The Ceres Parties, jointly and severally, shall cause each Company as of the Effective Date to execute and deliver to PharMerica an Acknowledgment and Joinder Agreement no later than thirty (30) days following the Effective Date.

e. Newly-Acquired Facilities. If a New Facility Operator, in connection with a New Facility Acquisition or Prior Operator Acquisition, elects to add a New Facility to this Agreement, the following provisions shall apply:

(i) Ceres shall give prompt notice to PharMerica of any contemplated New Facility Acquisition or Prior Operator Acquisition (the “Facility Acquisition Notice”), and in no event shall the Facility Acquisition Notice be given later than 45 days prior to the anticipated Acquisition Date. Each Facility Acquisition Notice shall provide (subject to any confidentiality obligations that prohibit the provision of some or all of the information that would be addressed in a Facility Acquisition Notice): (A) the name and address of each LTC Facility that is the subject of, or encompassed within, the contemplated Prior Operator Acquisition or New Facility Acquisition; (B) the name and address of the Prior Operator of each such LTC Facility; (C) the number of SNF Beds that are encompassed by the contemplated New Facility Acquisition or Prior Operator Acquisition; (D) the anticipated Acquisition Date; (E) the type of transaction giving rise to the Prior Operator Acquisition or New Facility Acquisition (e.g., stock or asset purchase, lease or management agreement); and (F) if applicable, a description of any applicable Pre-Existing Contract (which, in such case, shall be attached to the Facility Acquisition Notice).

(ii) On or before the fifth day following the date on which a Facility Acquisition Notice is given to PharMerica, PharMerica shall notify Ceres in writing as to whether PharMerica accepts the New Facility (subject only to the New Facility Operator’s execution of an Acknowledgment and Joinder Agreement as provided in Section 6(e)(iv) below), or does not accept the New Facility, in which case such New Facility shall be an Excluded Facility for all purposes under this Agreement.

(iii) After the Facility Acquisition Notice is given to PharMerica and if PharMerica accepts the New Facility pursuant to Section 6(e)(ii), Ceres shall update PharMerica from time-to-time through the Acquisition Date as necessary to keep PharMerica reasonably informed regarding the contemplated Prior Operator Acquisition or New Facility Acquisition and any changes to the anticipated Acquisition Date.

(iv) If PharMerica accepts the New Facility pursuant to Section 6(e)(ii), effective as of the Acquisition Date, each New Facility shall be deemed and considered a Facility for all purposes of this Agreement, and the Ceres Parties, jointly and severally, shall cause any New Facility Operator for such New Facility to execute and deliver to PharMerica an Acknowledgment and Joinder Agreement within forty-five (45) days following the Acquisition Date with respect to each such New Facility.

f. Designation of Ceres Representative. Ceres shall, following consultation with PharMerica, designate a Ceres representative with the knowledge, training and authority to resolve, or caused to be resolved, customary pharmaceutical supply issues, including, without limitation, issues relating to invoicing, shipping, payment, formulary management, product analysis, substitutions, and information technology, who will act as the national representative for the Ceres Parties during the term of this Agreement and assist PharMerica and the other Pharmacy Operators in addressing questions that may arise from time-to-time (“Ceres Representative”), subject to the following:

(i) The Ceres Representative, acting individually or through another Ceres representative designated in advance to PharMerica, shall be reasonably accessible to PharMerica at all times;

(ii) The Ceres Representative shall meet no less frequently than quarterly with the PharMerica Representative, at a time and place mutually selected by the PharMerica Representative and the Ceres Representative, to conduct a quarterly business review regarding the Parties’ performance under this Agreement, which at a minimum, shall address in reasonable detail the following areas: * ; and

(iii) If any Ceres Representative becomes unable to serve in that capacity for any reason, Ceres promptly shall designate a replacement Ceres Representative following consultation with PharMerica.

g. Performance or Breach of Covenants and Agreements. Wherever, in this Agreement, any covenant or agreement is made by one of more of the Ceres Parties or Facility Operators, any action is required to be taken by one or more of the Ceres Parties or Facility Operators, or Ceres is required or permitted to cause another Ceres Party or a Facility Operator to perform a covenant or agreement, the Ceres Parties, jointly and severally, shall perform, cause to be performed or be responsible for all of such covenants and agreements, except in any instance in which this Agreement expressly provides for joint (rather than joint and several) responsibility or liability, in which instance, the Ceres Parties shall be jointly responsible and liable for the performance of the applicable covenant or agreement. In the event that any of such covenants or agreements is breached, such covenant or agreement shall be deemed to have been breached by the Ceres Parties jointly and severally whether or not such covenant or agreement is expressly stated as being the joint and several obligation or liability of all of the Ceres Parties. Subject to Section 21(a)(vii), in the event that any Ceres Party conveys, transfers or assigns to an Affiliate a Facility or the right to Control, lease, sublease, operate or manage a Facility, each of the Ceres Parties, jointly and severally, shall cause such Affiliate to execute and deliver promptly to PharMerica an Acknowledgment and Joinder Agreement with respect to such Affiliate and Facility. Each of the Companies hereby grants to Ceres a power of attorney, coupled with an interest, to represent and bind such Company in connection with all matters related to this Agreement including, without limitation, granting any waivers of any of the terms of this Agreement or any Acknowledgment and Joinder Agreement, entering into any amendments or modifications of this Agreement or any Acknowledgment and Joinder Agreement, and representing and acting on behalf of such Company in any dispute resolution procedures under Section 22 of this Agreement or any litigation relating to this Agreement or any Acknowledgment and Joinder Agreement.

7. Pharmacy Equipment. In furtherance of, and as necessary to permit, the provision of Products and Services to the Facilities hereunder by the Pharmacy Operators, subject to applicable state legal limitations, the Pharmacy Operators may from time-to-time provide for use at the Facilities, as part of its pricing under this Agreement and without additional charge to the Facility Operators, * (“Pharmacy Equipment”) as PharMerica deems necessary in PharMerica’s sole discretion to permit the Pharmacy Operators to provide Products and Services to the Facilities, under the following terms:

a. Pharmacy Equipment shall be used by the Facility Operators solely in furtherance of the provision of Products and Services by the Pharmacy Operators under this Agreement and for no other purpose.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

b. Pharmacy Equipment shall remain the property of the Pharmacy Operator that provided such Pharmacy Equipment and, in furtherance thereof, Ceres shall (and shall cause each Facility Operator to) (i) return the Pharmacy Equipment at the Facility to such Pharmacy Operator promptly upon request by the Pharmacy Operator, after this Agreement expires or is terminated for any reason or after the Facility is Withdrawn, (ii) not take any action that would infringe on such Pharmacy Operator’s ownership rights in the Pharmacy Equipment, and (iii) upon such Pharmacy Operator’s reasonable request, execute and deliver UCC-1 statements and other legal documents as are necessary to protect such Pharmacy Operator’s ownership interest in the Pharmacy Equipment.

c. Ceres shall (and shall cause each Facility Operator to) (i) restrict access to the Pharmacy Equipment in an appropriate manner, and (ii) pay for any loss of or damage to the Pharmacy Equipment (normal wear and tear excepted) that occurs while the equipment is used at the Facility, unless such damage is caused by a Pharmacy Operator.

d. PharMerica shall (and shall cause each other Pharmacy Operator) to (i) provide and maintain the Pharmacy Equipment in good and serviceable condition for the intended use of the Pharmacy Equipment, and (ii) replace the Pharmacy Equipment at PharMerica’s sole cost and expense when the condition of the Pharmacy Equipment is no longer satisfactory for its intended use, in each instance as reasonably determined by PharMerica.

e. Notwithstanding any contrary provision in this Section 7, in any state in which the provision of the Pharmacy Equipment pursuant to this Section 7 without charge would be in violation of applicable law, regulation or rule, PharMerica shall provide such Pharmacy Equipment to the applicable Facility Operators in accordance with the foregoing provisions of this Section 7 at a reasonable charge, mutually determined by the Parties from time-to-time hereunder, and subject to such other mutually acceptable terms as are necessary to make the provision of such Pharmacy Equipment not violate applicable law, regulation or rule.

8. Dispensing and Packaging; Electronic Medication Management System.

a. Dispensing and Packaging. Subject to Section 11(b)(vi), PharMerica shall package and dispense Products hereunder in accordance with applicable law, rules and regulations and the following requirements:

(i) In dispensing Products, PharMerica shall provide appropriate written instructions and warnings to the Facilities regarding Product handling, storage, patient administration and safety, in accordance with specifications published from time-to-time by the manufacturers of such Products;

(ii) Subject to the following provisions of this Section 8(a), unless a longer day supply is mutually and reasonably agreed upon by the Parties (in which case, the Parties shall implement with reasonable promptness all necessary changes to allow for such agreed upon longer day supply), PharMerica shall provide either a * day or * day supply of

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Products for a specific Part A Resident of a Facility and package such Products in a reasonable manner selected by PharMerica in accordance with industry standards and practices applicable to other national institutional pharmacies serving LTC Facilities, it being understood hereby that the standard for such packaging shall, in no case, be lesser than that satisfied by PharMerica hereunder as of the Effective Date;

(iii) Notwithstanding Section 8(a)(ii) above, Special Products shall be dispensed in accordance with, as applicable, manufacturer specifications and/or the practice of the applicable Pharmacy Operator in effect on the Effective Date;

(iv) Notwithstanding Section 8(a)(ii) above but subject to Section 8(a)(v) below, from and after November 1, 2006, PharMerica shall provide a * day supply of Brand Products, other than Special Products, for a specific Part A Resident; provided, however, upon reasonable request made by PharMerica to Ceres due to demonstrated clinical or operational issues that have a significant adverse effect on one or more Pharmacy Operators and directly result from the * day supply requirement of this Section 8(a)(iv), Ceres shall consent to appropriate exceptions or modifications to such * day supply requirement; and

(v) Ceres, on behalf of all of the Ceres Parties, agrees that, notwithstanding any contrary provision of Section 8(a)(iv) above, PharMerica shall not be required to satisfy the * day supply requirement contained therein for any Facility until such time as the applicable Facility Operator has made any necessary changes to its policies, procedures and/or practices as are necessary to permit PharMerica to fulfill PharMerica’s obligations under Section 8(a)(iv), including, without limitation, any necessary changes to the Facility Operator’s policies, procedures and/or practices required to implement On-Demand Ordering, as certified in writing by the President of Ceres and subject to the reasonable approval by PharMerica (which approval shall not be unreasonably withheld, conditioned or delayed).

b. Electronic Medication Management System.

(i) The Parties shall implement the Electronic Medication Management System at the times, and in accordance with the terms, set forth on Schedule E attached hereto and the following provisions of this Section 8(b).

(ii) The Ceres Parties acknowledge and agree that none of the Ceres Parties has and none of them will have any ownership interest in any software (including, without limitation, any copies thereof) within the Electronic Medication Management System and that such software is being licensed pursuant to a worldwide, nonexclusive, nontransferable license to the Ceres Parties to use the Electronic Medication Management System solely under the terms of this Section 8(b).

(iii) The Ceres Parties acknowledge and agree that the Ceres Parties have no right whatsoever to receive, review or otherwise have access to, or use, the source code for the Electronic Medication Management System.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

(iv) The Ceres Parties shall refrain from copying, disassembling, reverse engineering, decompiling, translating or modifying the Electronic Medication Management System, or granting or purporting to grant any other Person the right to do so.

(v) Neither this Agreement nor any of the schedules attached hereto grants, and the Ceres Parties do not have, any right or authority, express or implied, to sub-license, assign, convey or otherwise transfer in any fashion any component (including, without limitation, the software) comprising the Electronic Medication Management System to any other Person for any reason. Any such sub-license, assignment, conveyance or other transfer made in violation of this Agreement shall be void.

(vi) The Ceres Parties shall not (A) use the Electronic Medication Management System except at the specific Facilities with respect to which PharMerica has supplied the Electronic Medication Management System to one or more of the Companies, (B) supply copies of the Electronic Medication Management System to any other Person, or (C) permit any other Person access to the Electronic Medication Management System.

(vii) EXCEPT FOR THE WARRANTY SET FORTH IN SECTION 8(b)(viii)(B) BELOW, WITH RESPECT TO THE ELECTRONIC MEDICATION MANAGEMENT SYSTEM (A) PHARMERICA EXCLUDES AND DISCLAIMS ALL EXPRESS, IMPLIED, OR STATUTORY WARRANTIES AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND (B) ALL WORK PRODUCT PREPARED BY PHARMERICA OR WHICH IS PROVIDED TO THE CERES PARTIES FOR INSTALLATION AND USE AT THE FACILITIES IS PROVIDED ON AN “AS IS” AND “WHERE IS” BASIS, WITHOUT WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED.

(viii) PharMerica represents and warrants that (A) it owns all right, title and interest in and to the Electronic Medication Management System necessary to grant the license under this Section 8(b), and (B) the grant of such license and use of the Electronic Medication Management System in accordance with such license will not infringe upon or misappropriate the patent, copyright, trade secret, privacy, publicity or other proprietary right of any third party.

(ix) Failure by any of the Ceres Parties to adhere to any requirement of this Section 8(b) shall be considered a material breach by the Ceres Parties of their obligations under this Agreement.

9. Billing and Payment Responsibility for Products and Services.

a. House Stock and Medicare Part A Residents. Subject to Section 11(b) below, for Products and Services that a Pharmacy Operator provides to a Facility for House Stock or for a Part A Resident, PharMerica shall directly bill Ceres, and Ceres shall pay to PharMerica, or shall cause the applicable Facility Operator to pay to PharMerica, for such Products and Services at the rates set forth on Schedule C, as reduced from time-to-time pursuant to Section 5(b) above, and in accordance with the other terms and conditions of this Agreement.

b. Covered Residents. For Products and Services that a Pharmacy Operator provides to a Covered Resident (i) PharMerica shall directly bill the payor of the applicable Accepted Plan (or the Covered Resident for applicable co-pays, deductibles and co-insurance amounts), and (ii) no Ceres Party, including, without limitation, the applicable Facility Operator, nor any Affiliate thereof shall have any financial responsibility for such Products and Services except as specifically provided in Section 9(e) below. In addition, and notwithstanding any contrary provision of this Agreement, (i) from and after the Effective Date through December 31, 2006, PharMerica shall provide, or shall cause the applicable Pharmacy Operator to provide, to each Covered Resident that is a beneficiary of an Accepted PDP (whether or not such Covered Resident is first enrolling in an Accepted PDP), at no cost or expense to any Ceres Party, * , and (ii) from and after January 1, 2007, only at the time a resident of a Facility first enrolls in an Accepted PDP (newly eligible or PDP switch), PharMerica shall provide, or shall cause the applicable Pharmacy Operator to provide, at no cost or expense to any Ceres Party, * .

c. Private Pay Residents. For Products and Services that a Pharmacy Operator provides to a Private Pay Resident (i) PharMerica shall directly bill and receive payment from the Private Pay Resident (or the legally responsible representative of the Private Pay Resident), and (ii) no Ceres Party, including without limitation, the applicable Facility Operator, nor any Affiliate thereof, shall have any financial responsibility for such Products and Services except as specifically provided in Section 9(e) below.

d. Billing and Collection Efforts. PharMerica shall use commercially reasonable efforts, in accordance with the Payor Flow Chart developed and amended pursuant to the following sentence (from and after the time it is first developed to the mutual and reasonable satisfaction of the Parties), to bill and collect from, as applicable, Accepted Plans or Private Pay Residents all charges for Products and Services that a Pharmacy Operator provides to a Covered Resident (including, without limitation, any so-called “dual eligible” under Medicare Part D) or any Private Pay Resident, respectively. PharMerica and Ceres shall cooperate reasonably to (i) develop a payor flow chart on or before November 1, 2006, and (ii) amend the payor flow chart from time to time as circumstances reasonably warrant (each of the payor flow charts described in paragraph (i) or (ii) being called the “Payor Flow Chart”). PharMerica and Ceres shall refer to the chart attached to this Agreement as the initial Schedule J as a guide to commence their discussions with respect to the development of the Payor Flow Chart described in paragraph (i); provided, however, that the Parties acknowledge and agree that such initial Schedule J does not represent all of the Parties’ present practices. Each time a Payor Flow Chart is developed or amended under the terms of this Section 9(d), such Payor Flow Chart shall be substituted as a new Schedule J to this Agreement.

e. Exceptions. In each billing instance, if PharMerica has complied with its obligations under Section 9(d), and such efforts have been unsuccessful, no Pharmacy Operator shall be required to provide Products or Services to a Covered Resident or Private Pay Resident in any of the following circumstances unless Ceres, through a Facility Representative, first agrees to be responsible for payment for such Products and Services, in which case PharMerica shall directly bill Ceres, and Ceres shall pay to PharMerica, or cause the applicable Facility Operator to pay to PharMerica, for such Products and Services at the rates set forth on Schedule C and in accordance with the other terms and conditions of this Agreement:

(i)	* ;

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

(ii)	* ;

(iii)	* ; or

(iv)	* .

f. Potential Claims Reports.

(i) For periods commencing after October 31, 2006, PharMerica shall furnish to Ceres on at least a monthly or more frequent basis as reasonably determined by PharMerica, within a reasonable time not to exceed fifteen days following the end of the subject reporting period, a written report, in form and substance reasonably determined by PharMerica (the “Potential Claims Report”). The Potential Claims Report shall identify each claim of PharMerica to an Accepted Plan for Products supplied by a Pharmacy Operator to a Covered Resident (A) during the period for which the Potential Claims Report was prepared that remains unpaid by the Accepted Plan on account of stop edits or step edits pursuant to the terms of such Accepted Plan, as of the end of the period covered by the Potential Claims Report, and (B) each such claim that was included in a prior Potential Claims Report that remains unpaid as of the end of such period.

(ii) Each Potential Claims Report shall identify (A) the name and Facility of the applicable Covered Resident, (B) the name of the applicable Accepted Plan, (C) the applicable Product that was dispensed to the Covered Resident, (D) the date on which such Product was dispensed, and (E) the charge for such Product to the Accepted Plan.

(iii) Notwithstanding anything in Section 9(e)(iii) to the contrary, for periods commencing after October 31, 2006, (A) no Ceres Party shall be responsible under Section 9(e)(iii) for the payment of any Product dispensed by a Pharmacy Operator to any Covered Resident that is unpaid by an Accepted Plan on account of stop edits or step edits pursuant to the terms of such Accepted Plan if such claim (1) is invoiced to Ceres more than sixty (60) days after the date the Product giving rise to such claim was dispensed, and (2) has not been included in a Potential Claims Report supplied to Ceres within sixty (60) days after the date the Product giving rise to such claim was dispensed, and (B) if such claim is not timely invoiced and included on a Potential Claims Report as provided by the foregoing provisions of this Section 9(f)(iii), PharMerica shall not stop providing Products to the subject Covered Resident.

g. Sales and Use Tax. Ceres shall be solely responsible for any sales, use or similar tax imposed by any taxing authority on Products or Services for which Ceres has financial responsibility as provided in the foregoing provisions of this Section 9.

h. Prescription Claims Adjudication. The Parties acknowledge and agree that (i) Ceres shall have the right to receive Adjudication Services during the term of this Agreement from a provider of Adjudication Services reasonably acceptable to Ceres and PharMerica, (ii) in connection therewith, PharMerica shall reimburse Ceres an amount per calendar year (with partial years being pro rated) equal to the lesser of * or the actual invoiced charges of such provider for the subject calendar year, (iii) that, as of the Effective Date, the

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Adjudication Services are being provided to Ceres by * , (iv) promptly following the Effective Date, the Parties, cooperating reasonably, shall develop a Request for Proposals for the purpose of identifying the optimal provider of Adjudication Services (and, if * is not selected as such optimal provider as a result of such Request for Proposals, replace * with such alternative provider promptly following such selection), and (v) if * , or any other entity contracted to provide Adjudication Services, is unable to provide or ceases to provide Adjudication Services, as mutually and reasonably determined by PharMerica and Ceres, and no acceptable alternative provider of Adjudication Services can be selected by the Parties to replace * or such other provider (as reasonably approved by the Parties, which approval shall not be unreasonably withheld, conditioned or delayed), PharMerica shall not be in breach of this Section 9(h) (or otherwise) during the period between the termination of * or such other provider as the provider of Adjudication Services hereunder and the selection of a successor provider of Adjudication Services. PharMerica and Ceres shall cooperate reasonably to develop adjudication metrics on or before September 15, 2006 (the “Adjudication Metrics”). PharMerica and Ceres shall refer to the initial Schedule K as a guide to commence their discussions with respect to the development of the Adjudication Metrics. At such time as the Adjudication Metrics are developed under the terms of this Section 9(h), such Adjudication Metrics shall be substituted as a new Schedule K to this Agreement. The Parties agree that, if they are unable, despite good faith and reasonable efforts, to develop mutually acceptable Adjudication Metrics on or before September 15, 2006, the adjudication metrics set forth on the initial Schedule K under the heading “Currently in Effect” shall become the Adjudication Metrics from and after such date, unless modified by the Parties thereafter.

i. Payor Status of Facility Residents. Until such time as PharMerica is receiving a “Daily Census Report” for a Facility pursuant to Section 11(b)(ii), Ceres shall provide PharMerica no less frequently than weekly with a comprehensive list in electronic form or on an Excel (or similar) spreadsheet for each Facility indicating (i) the name of each resident of the Facility, (ii) whether each such resident is a Part A Resident, a Covered Resident or a Private Pay Resident, and (iii) if the resident is a Covered Resident, the most recent information that Ceres or the Facility Operator has regarding the name and identifying number of the Plan providing pharmaceutical benefits to such resident.

10. Returns.

a. Permitted Returns. Each Facility Operator may return to the applicable Pharmacy any unused Products provided to the Facility Operator by a Pharmacy Operator for which Ceres has (or has agreed to assume) financial responsibility as provided in Section 9 above, provided each of the following requirements is satisfied with respect to the Products being returned:

(i) The return is not prohibited by, and is made in accordance with the requirements of, applicable federal and state laws, rules and regulations regarding drug product returns;

(ii) The Products being returned are not (A) controlled substances, (B) Products requiring refrigeration, (C) Products that were specially ordered for the Facility Operator or resident, (D) contained in a partially-used “bingo card,” “punch card” or other

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

similar packaging, unless accepted for return by PharMerica or another Pharmacy Operator (except, in the case of a particular Product, where PharMerica or the applicable Pharmacy Operator has accepted, prior to the Effective Date, the return of such Product in a partially-used “bingo card,” “punch card” or other similar packaging), or (E) infusion therapy admixtures, unless in original, unopened manufacturer packaging;

(iii) Upon the receipt of such returned Products by the applicable Pharmacy Operator, applicable federal and state laws, rules and regulations regarding the re-use of returned drug products expressly permit the Pharmacy Operator to re-dispense such returned Products;

(iv) The applicable Pharmacy Operator determines in its sole discretion that the supply chain integrity of such returned Products has not been compromised in any manner; and

(v) After any necessary repackaging of such returned Products by the applicable Pharmacy Operator within three (3) days after its receipt of the Returned Products, the expiration date of such returned Products is no less than ninety (90) days from the date the returned Products are received by the applicable Pharmacy as determined by the Pharmacy Operator in its reasonable discretion; provided, however, if Short-Dated Product was dispensed originally and partially used, no expiration date limitation will apply with respect to the return of such Product.

b. Credit for Permitted Returns. Upon a Pharmacy Operator’s receipt of returned Products meeting the criteria specified in Section 10(a), PharMerica promptly (but in no event later than thirty (30) days following Pharmacy Operator’s receipt of returned Products meeting the criteria specified in Section 10(a)) shall issue to Ceres a credit equal to the amount charged by PharMerica to Ceres for such returned Products (exclusive of any dispensing fee paid to PharMerica when the returned Product was dispensed) less a restocking fee of up to * per prescription number (as assigned by a Pharmacy Operator) of the returned Product; provided, however, that in no case will the restocking fee exceed the credit amount for any individual returned Product.

c. Exception for Incorrectly Dispensed, Short-Dated and Improperly Packaged Products. Notwithstanding any contrary provision in this Section 10, Ceres shall receive a full credit (including any associated dispensing fee), without imposition of any restocking fee, for (i) Products that are dispensed in error by a Pharmacy Operator, (ii) Short-Dated Products that are dispensed by a Pharmacy Operator, or (iii) Products that are not correctly packaged by a Pharmacy Operator, in each instance that are returned to the Pharmacy Operator completely unused by a Facility or any of its residents within seventy-two (72) hours following receipt by the Facility.

11. Invoicing and Payment Terms.

a. Billings. PharMerica shall submit to Ceres, via electronic billing files, weekly statements reflecting (i) Products and Services that the Pharmacy Operators provided to the Facilities and their residents for which a Ceres Party has financial responsibility and

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

PharMerica is permitted to invoice as provided in Section 9 above, and (ii) any amount that PharMerica owes (whether cash or by credit) to Ceres pursuant to this Agreement (except the amount set forth in Section 3(b) which shall be paid in accordance with such provision), which owed amounts shall be itemized with specificity on the invoice from PharMerica. Subject to the foregoing provisions of this Section 11(a), each such statement shall be in the form, and include the information, set forth on Schedule F.

b. Billing Upon Change in Part A Resident Status. In the event a Part A Resident becomes ineligible for continued Medicare Part A coverage with respect to the Part A Resident’s stay in a Facility, other than by reason of death (each, an “Ineligible Part A Resident”), and Product, other than Special Product, has been dispensed by a Pharmacy Operator to the Ineligible Part A Resident that remains unused (“Unused Non-Special Product”) at the time such ineligibility occurs (the “Ineligibility Date”), PharMerica shall assure that any bill provided to Ceres on account of the Unused Non-Special Product promptly (but not more than thirty (30) days immediately following receipt of a returned Split Billing Report prepared and submitted in accordance with Section 11(b)(iv)) is reversed to remove any charge for such Unused Non-Special Product, subject to the following:

(i) PharMerica shall not be subject to the requirements of this Section 11(b) until the date which is sixty (60) days after the date PharMerica first implements the * day supply requirement of Section 8(a)(iv) above, as such date may be extended by Section 8(a)(v) above.

(ii) PharMerica shall not be subject to the requirements of this Section 11(b) with respect to the Part A Residents in any Facility unless and until Ceres provides PharMerica with ongoing and reasonably uninterrupted daily electronic transmissions of resident census at such Facility, containing such data and in such format as PharMerica and Ceres shall mutually and reasonably agree (“Daily Census Report”).

(iii) From and after the date PharMerica receives a Daily Census Report for a Facility in accordance with the requirements of Section 11(b)(ii) above, PharMerica shall provide a written report (“Split Billing Report”) to such Facility, no less frequently than bi-weekly, containing the following information (A) name and identification number of the applicable Pharmacy Operator, (B) name and identification number of the Facility, (C) name of each newly-designated Ineligible Part A Resident, the Ineligibility Date of such Ineligible Part A Resident, and the new Plan or other payor source for the Ineligible Part A Resident from and after such Ineligibility Date, and (D) the Product that may constitute Unused Non-Special Product for each newly-designated Ineligible Part A Resident included on the Split Billing Report, including prescription number, Product name and strength, and quantity and date dispensed and the estimated quantity of Unused Non-Special Product that remains as of the Ineligibility Date (as determined by PharMerica pursuant to any method selected by PharMerica in its reasonable discretion).

(iv) Within five (5) business days after the day of receipt of each Split Billing Report, the Facility Representative at the Facility shall return to PharMerica, via paper copy or electronically, a completed Split Billing Report verifying (or correcting) for each Ineligible Part A Resident included on the Split Billing Report the amount of Unused Non-

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Special Product available at such Facility for the Ineligible Part A Resident on the Ineligibility Date with manual or electronic identification of the Facility Representative performing such verification (or correction) and the date on which such verification (or correction) was made affixed thereon, it being understood hereby that the failure of a Facility Representative to return duly and timely to PharMerica a Split Billing Report shall relieve PharMerica from any obligation to reverse any charges to Ceres, or rebill, the Unused Non-Special Product available for each Ineligible Part A Resident on the Split Billing Report issued by PharMerica that triggered the requirement that a Split Billing Report be returned by the Facility Representative to PharMerica pursuant to this Section 11(b)(iv).

(v) PharMerica shall have no obligation to reverse any charges to Ceres, or rebill, for any Unused Non-Special Product with respect to any Ineligible Part A Resident unless (A) immediately after the Ineligibility Date, the Ineligible Part A Resident becomes either a Private Pay Resident or a Covered Resident, and (B) (1) in the case of a Private Pay Resident, the Private Pay Resident is able to pay PharMerica’s charges for the specific Product comprising the Unused Non-Special Product, or (2) in the case of a Covered Resident, the Accepted Plan providing pharmacy benefits for the Covered Resident provides actual coverage for the specific Product comprising the Unused Non-Special Product.

(vi) Notwithstanding any contrary provision in Section 8(a) or this Section 11(b), PharMerica and Ceres agree, that at such time as the Electronic Medication Management System is implemented for a Facility in accordance with the requirements of Section 8(b) above and Schedule E hereto, PharMerica and Ceres shall negotiate in good faith to develop an alternative process for reversing and rebilling Unused Non-Special Product and, thereafter, determine whether amendment of any of the provisions of Section 8(a) is appropriate, and, following development of a mutually-acceptable process and making such determination, make any necessary amendments to Section 8(a) and/or this Section 11(b) to reflect their agreements in this regard.

c. Carryover of Credits. If the amount owed by Ceres under any invoice supplied by PharMerica pursuant to Section 11(a) is insufficient to utilize fully the credits reflected on such invoice, the balance of such credit shall carry over and be applied (in addition to any credits that arise as of such subsequent invoices) to each subsequent invoice until the credit amounts are fully utilized. In the event a final invoice is insufficient to utilize fully any then-outstanding credits owed by PharMerica to Ceres, PharMerica shall pay to Ceres the unutilized credit amounts in United States dollars by check or wire-transfer of immediately available funds on or before the fifth business day following the date of such final invoice.

d. Timing of Payment. Except to the extent disputed in a timely manner pursuant to Section 22(a) below, Ceres shall pay to PharMerica, or shall cause the applicable Facility Operator to pay to PharMerica, each statement submitted by PharMerica pursuant to Section 11(a) above within * days of receipt, together with all sales, use and other similar taxes imposed on the Products and Services. If Ceres disputes a statement in a timely manner pursuant to Section 22(a) below, Ceres shall pay to PharMerica, or shall cause the applicable Facility Operator to pay to PharMerica, in a timely manner as provided herein, the portion of such statement that is not in dispute.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

12. Representations and Warranties.

a. Representations and Warranties of the Ceres Parties. The Ceres Parties represent and warrant, jointly and severally, as of the Effective Date and continuously thereafter throughout the entire term of this Agreement, as follows:

(i) Each Ceres Party is a corporation or other legally recognized entity duly incorporated or organized, validly existing, and in good standing under the laws of the state in which it is incorporated, organized, and/or operating and that it has the authority to transact business in each state in which it operates;

(ii) Each Facility Operator is a corporation or other legally recognized entity duly incorporated or organized, validly existing, and in good standing under the laws of the state in which it is incorporated, organized, and/or operating and that it has the authority to conduct business in each state in which it operates;

(iii) Each Ceres Party has the corporate or company power and legal authority to, and has taken all necessary corporate or other action on its part to, authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(iv) This Agreement has been duly executed and delivered by each Ceres Party, and constitutes a legal, valid, and binding agreement that is enforceable against each Ceres Party in accordance with its terms, except as limited by applicable bankruptcy, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights;

(v) Ceres has full and complete authority to cause each other Ceres Party to (A) take such actions as are necessary for each Ceres Party to satisfy its obligations under this Agreement, and (B) execute and deliver to PharMerica an Acknowledgment and Joinder Agreement that is valid, binding and enforceable against each Ceres Party;

(vi) Each Ceres Party, including without limitation each Facility Operator has (A) all of the necessary qualifications, including, without limitation, certificates, permits, registrations, and/or licenses, pursuant to federal, state and local laws and regulations for each such party to transact its business and to perform its obligations under this Agreement, and (B) obtained all consents, approvals and authorizations of all governmental authorities and other Persons that must be obtained by each such party in connection with this Agreement;

(vii) The execution and delivery of this Agreement and the performance of each Ceres Party’s obligations hereunder do not (A) conflict with or violate any provision of such party’s organizational documents or applicable laws or regulations, or (B) conflict with, or constitute a default under, any contractual obligation of any Ceres Party; and

(viii) Neither any Ceres Party nor any Person that a Ceres Party employs or has contracted with to carry out any part of this Agreement is an Ineligible Person.

b. Representations and Warranties of PharMerica. PharMerica represents and warrants, as of the Effective Date and continuously thereafter throughout the entire term of this Agreement, as follows:

(i) PharMerica is a corporation duly organized, validly existing, and in good standing under the laws of the state in which it is incorporated, organized, and/or operating and that it has the authority to transact business in each state in which it operates;

(ii) Each Pharmacy Operator is a corporation or other legally recognized entity duly incorporated or organized, validly existing, and in good standing under the laws of the state in which it is incorporated, organized, and/or operating and that it has the authority to conduct business in each state in which it operates;

(iii) PharMerica has the corporate power and legal authority to, and has taken all necessary corporate or other action on its part to, authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(iv) This Agreement has been duly executed and delivered by PharMerica, and constitutes a legal, valid, and binding agreement that is enforceable against PharMerica in accordance with its terms, except as limited by applicable bankruptcy, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights;

(v) PharMerica has full and complete authority to cause each other Pharmacy Operator to take such actions as are necessary for PharMerica and each other Pharmacy Operator to satisfy their respective obligations under this Agreement;

(vi) PharMerica and each of the other Pharmacy Operators has (A) all of the necessary qualifications, including, without limitation, certificates, permits, registrations, and/or licenses, pursuant to federal, state and local laws and regulations for PharMerica and such Pharmacy Operator to transact its business and to perform its obligations under this Agreement, and (B) obtained all consents, approvals and authorizations of all governmental authorities and other Persons that must be obtained by PharMerica and the Pharmacy Operator in connection with this Agreement;

(vii) The execution and delivery of this Agreement and the performance of PharMerica’s and any Pharmacy Operator’s obligations hereunder do not (A) conflict with or violate any provision of PharMerica’s organizational document, the organizational documents of any Pharmacy Operator or applicable laws or regulations, or (B) conflict with, or constitute a default under, any contractual obligation of PharMerica or any Pharmacy Operator; and

(viii) None of PharMerica, any Pharmacy Operator and any Person that PharMerica or any Pharmacy Operator employs or has contracted with to carry out any part of this Agreement is an Ineligible Person.

13. Required Notices. In addition to any other required notices hereunder:

a. PharMerica shall give notice to Ceres, within five (5) business days after any of the following events:

(i) An occurrence that causes any of representations and warranties made by PharMerica, set forth in Section 12 above, to be inaccurate; or

(ii) An occurrence that causes PharMerica to cease being in compliance with any of the requirements of Section 19 below regarding insurance.

b. Ceres shall give notice to PharMerica, within five (5) business days after any of the following events:

(i) An occurrence that causes any of representations and warranties made by any of the Ceres Parties, set forth in Section 12 above, to be inaccurate; or

(ii) An occurrence that causes the Companies to cease being in compliance with any of the requirements of Section 19 below regarding insurance.

14. Breach of Agreement; and Remedies.

a. Uncured Breach.

(i) Rights of Ceres Parties. Subject to the dispute resolution procedures set forth in Section 22 of this Agreement, if there is an Uncured Breach by PharMerica, the Ceres Parties shall have the following rights in addition to any other remedies provided by this Agreement or by law or equity (but in all cases subject to the limitations of Section 23(m)):

A. If such Uncured Breach pertains to a Facility, Ceres may Withdraw such Facility immediately by giving notice of such Withdrawal to PharMerica, and, if * or more of the Original Facilities have been Withdrawn pursuant to this Section 14(a)(i)(A), Ceres may terminate this Agreement immediately by giving notice of such termination to PharMerica; and

B. If an Uncured Breach is material to the Ceres Parties taken as a whole, Ceres may terminate this Agreement immediately by giving notice of such termination to PharMerica.

(ii) Rights of PharMerica. Subject to the dispute resolution procedures set forth in Section 22 of this Agreement, if an Uncured Breach by one or more Ceres Parties is material to PharMerica and the Pharmacy Operators taken as a whole, PharMerica may terminate this Agreement immediately by giving notice of such termination to Ceres in addition to any other remedies provided by this Agreement or by law or equity (but in all cases subject to the limitations of Section 23(m)).

b. Immediate Termination by Ceres or PharMerica. Notwithstanding any contrary provision in Section 14(a) above, Ceres or PharMerica may terminate this Agreement immediately, in addition to any other remedies provided by this Agreement or by law or equity (but in all cases subject to the limitations of Section 23(m)), by giving notice to the other upon the occurrence of any of the following:

(i) The other suffers a Bankruptcy Event;

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

(ii) The other becomes an Ineligible Person or voluntarily withdraws from its participation in Medicare; or

(iii) The other assigns or attempts to assign this Agreement in violation of Section 23(c) below.

c. Effect of Termination. As of the effective date of termination of this Agreement pursuant to Sections 4(b) and 4(d) above or pursuant to the foregoing provisions of this Section 14, no Party shall have any further rights or obligations hereunder except:

(i) as otherwise expressly provided in this Agreement, including, without limitation, the provisions of Section 4(d);

(ii) for those accruing prior to such effective date of termination; and

(iii) for those arising as a result of any Uncured Breach of this Agreement prior to such effective date;

and each Party shall cooperate in all reasonable respects with the other Party for a period of ninety (90) days immediately following the date of termination in order to assure that the transition of the Facilities to a new alternative pharmacy provider is undertaken in an orderly manner that maximizes patient safety and care.

d. Effect of Withdrawal. As of the effective date of the Withdrawal of a Facility under the terms of this Agreement, other than under Section 4:

(i) the Facility shall become a Withdrawn Facility, and

(ii) no Ceres Party or PharMerica shall have any further rights or obligations under this Agreement with respect to the Withdrawn Facility, except:

A. as otherwise expressly provided in this Agreement;

B. for those accruing prior to such effective date of Withdrawal; and

C. for those arising as a result of any Uncured Breach of this Agreement prior to such effective date;

and except in the case of a Withdrawal under Section 4, each Party shall cooperate in all reasonable respects with the other Party for a period of ninety (90) days immediately following the date of Withdrawal in order to assure that the transition of the Facilities to a new alternative pharmacy provider is undertaken in an orderly manner that maximizes patient safety and care.

e. Special Requirements Regarding Electronic Medication Management System Upon Termination or Withdrawal. Notwithstanding any contrary provision of this Agreement, upon the Withdrawal of a Facility as permitted by a provision of this Agreement, or the termination of this Agreement for any reason (an “Ending Event”), the Parties shall perform their respective obligations as follows:

(i) The Ceres Parties shall upon the expiration of the applicable transition period or Termination Period provided for in this Agreement:

A. Permanently desist from the further use of the Electronic Medication Management System (1) in the case of a Withdrawal, at or in connection with the subject Facility or Facilities or (2) in the case of a termination of this Agreement, by any of the Ceres Parties;

B. Return to PharMerica, or certify as to the destruction, of all materials provided by PharMerica regarding the Electronic Medication Management System, including, without limitation, user manuals, training materials and other like documents (1) in the case of a Withdrawal, at or in connection with the subject Facility or Facilities or (2) in the case of a termination of this Agreement, to each Ceres Party;

C. Uninstall the Electronic Medication Management System (1) in the case of a Withdrawal, at or in connection with the subject Facility or Facilities or (2) in the case of a termination of this Agreement, throughout each Ceres Party; and

D. As far as is legal, reasonably practical, and otherwise in accordance with good business practice, purge from the computer systems, storage media and other files and, at PharMerica’s option, destroy or deliver to PharMerica, all copies of any software or other items that comprise the Electronic Medication Management System (1) in the case of a Withdrawal, at or in connection with the subject Facility or Facilities or (2), in the case of a termination of this Agreement, anywhere within each Ceres Party, it being understood hereby that this requirement shall not apply to any patient data contained in the Electronic Medication Management System (which patient data shall be and remain the property of the patient, the Facility and the Ceres Party in accordance with applicable law).

(ii) PharMerica shall:

A. Within thirty (30) days following the occurrence of an Ending Event, download and deliver to Ceres, any data that is the property, whether in whole or in part, of one or more Ceres Parties, in its original format, including without limitation, any patient data, prescription data, and billing data; and

B. Provide no more than three limited, royalty-free, nonexclusive licenses of the Electronic Medication Management System to Ceres for the sole limited purpose of allowing Ceres to perform historical data searches of the data of the Ceres Parties for a period that will end on the earlier of (1) the date that Ceres notifies PharMerica that such Ceres Party(ies) can perform such historical searches independently of the Electronic Medication Management System, or (2) the last day of the 9th calendar month immediately following the occurrence of an Ending Event.

15. Change in Law.

a. If, after the Effective Date, any governmental or nongovernmental agency, or any court or administrative tribunal passes, issues or promulgates any new, or change to any existing, law, rule, regulation, standard, interpretation, order, decision or judgment (individually or collectively, “Legal Event”), which, in the good faith judgment of PharMerica or Ceres (the “Affected Party”), will cause the Affected Party’s performance of its obligations under this Agreement (including, without limitation, the obligation of the Affected Party to cause its Affiliates to perform obligations under this Agreement) to be illegal, the Affected Party may request that the Parties amend this Agreement pursuant to the following procedure:

(i) The Affected Party shall give notice to, as applicable, PharMerica or Ceres (A) describing the Legal Event and its consequences to the Affected Party, (B) indicating the Affected Party’s desire to amend this Agreement to remedy such consequences, (C) describing the proposed amendment(s), which may include the Withdrawal of one or more Facilities, and the manner in which the proposed amendment(s) will remedy such consequences, (D) attaching a copy of the proposed amendment(s), and (E) attaching an opinion of counsel from a nationally-recognized law firm confirming (1) the occurrence of a Legal Event that will in the absence of the proposed amendment(s), cause the Affected Party’s performance of its obligations under this Agreement to be illegal, (2) that the proposed amendment(s) will remedy such illegality, and (3) the proposed amendment(s) is or are the most limited amendment(s) required to remedy such illegality.

(ii) PharMerica and Ceres shall consider and discuss any proposed amendment, and any dispute as to the amendment or the need for the amendment shall be resolved in accordance with the applicable provisions of this Agreement, including, without limitation, the procedures set forth in Section 22 below.

b. Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and agree that the implementation of Medicare Part D shall not constitute a Legal Event of the type that would require an amendment or amendment(s) as described in Section 15(a) above.

c. All opinions of counsel delivered in accordance herewith shall be deemed confidential, given solely for purposes of negotiation of any necessary amendment(s), and possible settlement of a dispute with respect to whether or not an amendment or amendment(s) are required to remedy an illegality described in Section 15(a), and shall not be deemed disclosed so as to waive any privileges otherwise applicable.

16. Access to Books and Records.

a. During the term of this Agreement and for seven (7) years after its termination, upon written request from the Secretary of the U.S. Department of Health and Human Services, the Comptroller General of the U.S. General Accounting Office, or any of their duly authorized representatives, each Party shall make available a copy of this Agreement and such books, documents and records as are necessary to certify the nature and extent of the costs of the Products and Services provided under this Agreement.

b. If any Party to this Agreement carries out any of its obligations through use of a subcontractor, such Party shall require that the subcontractor agree to maintain and make available to the appropriate authorities books, documents and records as set forth in the preceding subsection.

17. Independent Contractors. PharMerica and each Ceres Party are independent contractors. This Agreement shall not be deemed to create a partnership or joint venture, or employment or agency relationship between the Parties. PharMerica has no right or authority to assume or create any obligation or responsibility on behalf of any Ceres Party. No Ceres Party has the right or authority to assume or create any obligation or responsibility on behalf of PharMerica. In no event shall any Ceres Party unreasonably interfere with the professional judgment of any employee or agent of PharMerica or any other Pharmacy Operator providing professional pharmacist services in connection with this Agreement.

18. Confidentiality.

a. In carrying out this Agreement, each of PharMerica, on the one hand, and the Ceres Parties, on the other hand (the “Protected Party”) may disclose to the other (“Restricted Party”), and/or the Restricted Party’s Affiliates, Proprietary Information and the Restricted Party agrees that it shall, and it shall cause its Affiliates to, (i) hold the Protected Party’s Proprietary Information in confidence and protect it with the same degree of care that the Restricted Party uses to protect its own Proprietary Information, but in no event shall the Restricted Party use less than reasonable care, and (ii) not use such information for the Restricted Party’s or such Affiliates’ own business other than as necessary to carry out this Agreement, provided, however, either Party may disclose Proprietary Information of the other as required by law, legal process or regulatory authority. The Protected Party’s Proprietary Information shall remain the sole property of the Protected Party and the Restricted Party shall return or destroy all such Proprietary Information upon the termination of this Agreement.

b. Except to the extent required by applicable law or as otherwise permitted in accordance with this Section 18(b), neither PharMerica nor any of the Ceres Parties shall disclose or make any public announcement concerning this Agreement or the terms hereof without the prior written consent of the other. Notwithstanding the foregoing, each of PharMerica and the Ceres Parties shall have the right to disclose this Agreement and its terms (i) to legal counsel and other advisors on a need-to-know basis under terms and conditions which reasonably ensure the confidentiality thereof, (ii) as required by any court or other governmental body, (iii) in connection with a Facility Divestiture, merger, acquisition of stock or assets, proposed merger or acquisition, or the like, under terms and conditions which reasonably ensure the confidentiality thereof, or (iv) as required in connection with any government or regulatory filing, including, without limitation, filings with the U.S. Securities Exchange Commission.

c. Each Ceres Party shall keep and maintain resident information and records in accordance with applicable law, including, but not limited to, the Health Insurance Portability and Accountability Act of 1996, as amended, and its implementing regulations, and shall not release such information except as permitted or required by applicable law.

d. PharMerica shall keep and maintain (and cause each of the Pharmacy Operators to keep and maintain) resident information and records in accordance with applicable law, including, but not limited to, the Health Insurance Portability and Accountability Act of 1996, as amended, and its implementing regulations, and shall not release such information except as permitted or required by applicable law.

e. Each of PharMerica and the Ceres Parties recognizes and agrees that there is no adequate remedy at law for a breach by such Party of any provision of this Section 18, that such a breach would irreparably harm the other of them and that the other of them shall be entitled, without posting bond or other security, to seek equitable relief (including, without limitation, injunctions) with respect to any such breach or potential breach, in addition to any other remedies.

f. This Section 18 shall survive termination of this Agreement.

19. Insurance.

a. PharMerica’s Obligations. PharMerica shall secure and maintain, at PharMerica’s sole expense, the following insurance or self-insurance coverages with respect to PharMerica, each of the other Pharmacy Operators and their respective employees, covering events occurring during the Initial Term or any Term Extension, claims asserted during the Initial Term or any Term Extension arising out of events that occurred within a reasonable period prior to the beginning of the Initial Term, and claims asserted during a reasonable period following the Initial Term or any Term Extension arising out of events that occurred during the Initial Term or any Term Extension:

(i) Commercial general liability insurance covering bodily injury and property damage to third parties and including Blanket Contractual Liability with limits of * per claim or occurrence and * general aggregate.

(ii) Workers’ compensation and employers’ liability insurance at the following limits:

Workers’ Compensation:	*
Employers’ Liability:	* ;
* ;
* .

(iii) Professional liability (errors and omissions) and Products Liability insurance, with limits of * per claim or occurrence and * aggregate, which insurance shall not be cancelable except upon * days’ prior notice to Ceres.

b. Ceres Parties’ Obligations. The Ceres Parties shall secure and maintain, at the Ceres Parties’ sole expense, the following insurance or self-insurance coverages with respect to each Ceres Party and its employees, covering events occurring during the Initial Term or any Term Extension, claims asserted during the Initial Term or any Term Extension arising out of events that occurred within a reasonable period prior to the beginning of the Initial Term, and claims asserted during a reasonable period following the Initial Term or any Term Extension arising out of events that occurred during the Initial Term or any Term Extension:

(i) Commercial general liability insurance covering bodily injury and property damage to third parties and including Blanket Contractual Liability with limits of * per claim and * general aggregate.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

(ii) Workers’ compensation and employers’ liability insurance at the following limits:

Workers’ Compensation:	*
Employers’ Liability:	* ;
* ;
* .

(iii) Professional liability (errors and omissions) insurance, with limits of * per claim and * aggregate, which insurance shall not be cancelable except upon * days’ prior notice to PharMerica.

c. Proof of Insurance or Self-Insurance. PharMerica, on the one hand, and the Ceres Parties, on the other hand, shall be required to provide each other with certificates of insurance (or comparable evidence of self-insurance) reflecting satisfaction of the foregoing requirements of this Section 19 and, in the case of insurance, naming the other as an additional insured promptly following request by the other.

20. Indemnity.

a. PharMerica Indemnity. PharMerica shall indemnify, defend, and hold harmless the Ceres Parties and their respective officers, directors, shareholders, employees, and agents from and against any and all third party claims, or actions for damages, liabilities (including, without limitation, strict liability), penalties, costs and expenses (including, without limitation, attorneys’ fees, expenses and costs) to the extent caused by (i) the negligence or willful misconduct of any PharMerica Entity or any of their respective employees and agents in connection with the performance of this Agreement, or (ii) any breach of any representation, warranty or covenant under this Agreement by any PharMerica Entity or any of their respective employees and agents.

b. Ceres Parties Indemnity. The Ceres Parties, jointly and severally, shall indemnify, defend, and hold harmless the PharMerica Entities and their respective officers, directors, shareholders, employees, and agents from and against any and all third party claims, or actions for damages, liabilities (including, without limitation, strict liability), penalties, costs and expenses (including, without limitation, attorneys’ fees, expenses and costs) to the extent caused by (i) the negligence or willful misconduct of any Ceres Party or any of its employees and agents in connection with the performance of this Agreement, or (ii) any breach of any representation, warranty or covenant under this Agreement by any Ceres Party or any of its employees and agents.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

c. Survival. The provisions of this Section 20 shall survive the expiration or termination of this Agreement (whether to all or some of the Facilities) and the Withdrawal of a Facility, for all purposes.

21. Divestitures and Closures.

a. Facility Operator or Facility Divestiture. The following provisions shall apply to any Facility Operator Divestiture or Facility Divestiture (including, without limitation, any Facility Operator Divestiture or Facility Divestiture arising from a sale of all or substantially all of the assets of a Ceres Party, but specifically excluding any transaction under Section 21(a)(vii) below):

(i) Ceres shall provide PharMerica advance notice (“Facility Divestiture Notice”) of any contemplated Facility Operator Divestiture or Facility Divestiture promptly (and in no event later than * days prior to the anticipated Divestiture Date) and each Facility Divestiture Notice shall provide (A) the name of each Facility Operator and/or Facility that is the subject of, or encompassed within, the contemplated Facility Operator Divestiture or Facility Divestiture, (B) the number of SNF Beds that are encompassed by the contemplated Facility Operator Divestiture or Facility Divestiture, (C) the name and address of the contemplated Successor Facility Operator immediately after the Divestiture Date, (D) the anticipated Divestiture Date, and (E) the type of transaction giving rise to the Facility Operator Divestiture or Facility Divestiture (e.g., stock or asset purchase, lease, sublease, management agreement or other arrangement).

(ii) After the Facility Divestiture Notice is given to PharMerica, Ceres shall update PharMerica from time-to-time through the Divestiture Date as necessary to keep PharMerica reasonably informed regarding the contemplated Facility Operator Divestiture or Facility Divestiture and any changes to the anticipated Divestiture Date.

(iii) If, during the Initial Term, the number of SNF Beds that would be served by PharMerica pursuant to this Agreement after a Facility Operator Divestiture or Facility Divestiture (including all SNF Beds in the New Facilities and Newly-Constructed Facilities that are deemed and considered as Facilities under the terms of this Agreement) would be * or more of the number of the Original SNF Beds, the Facility Operator Divestiture or Facility Divestiture may be completed only if the applicable Ceres Party uses commercially reasonable efforts to ensure that the Successor Facility Operator, prior to the Facility Operator Divestiture or Facility Divestiture, enters into a Successor Pharmacy Services Agreement.

(iv) If, during the Initial Term, the number of SNF Beds that would be served by PharMerica pursuant to this Agreement after a Facility Operator Divestiture or Facility Divestiture (including all SNF Beds in the New Facilities and Newly-Constructed Facilities that are deemed and considered as Facilities under the terms of this Agreement) would be less than * of the number of the Original SNF Beds, the Facility Operator Divestiture or Facility Divestiture may be completed only if, prior to the Facility Operator Divestiture or Facility Divestiture (A) the Successor Facility Operator enters into a Successor Pharmacy Services Agreement, or (B) the Ceres Parties pay PharMerica, in immediately available funds, an amount equal to the product of (I) * , multiplied by (II) the monthly average number of total beds served by a Pharmacy

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Operator in the Facility or Facilities subject to the Facility Operator Divestiture or Facility Divestiture in the * months prior to the date on which any of the Ceres Parties or any of their Affiliates first initiated negotiations with the Successor Facility Operator regarding the Facility Operator Divestiture or Facility Divestiture, multiplied by (III) the number of calendar months from the Divestiture Date through April 30, 2009 (with partial months being pro rated based on the number of days in the month). For purposes of this Section 21(a)(iv), it shall be a rebuttable presumption that the start date of a Ceres Party’s negotiations with the Successor Facility Operator shall be the date on which a confidentiality agreement is signed by the applicable parties with respect to such Facility Operator Divestiture or Facility Divestiture.

(v) Provided the conditions set forth in the preceding paragraphs are satisfied as provided therein, upon consummation of the Facility Operator Divestiture or Facility Divestiture, each Facility that is the subject of the Facility Operator Divestiture or Facility Divestiture shall be a Withdrawn Facility as of the Divestiture Date.

(vi) Each Party shall cooperate in all reasonable respects with the other Party up to the Divestiture Date to assure that the transition of each Facility that is the subject of the Facility Operator Divestiture or Facility Divestiture to a new alternative pharmacy provider is undertaken in an orderly manner that maximizes patient safety and care.

(vii) Notwithstanding any other provision of this Agreement to the contrary, no term, condition, or obligation set forth in this Agreement shall restrict or be deemed to restrict any sale, lease or other transfer of the real estate comprising a Facility provided that such sale, lease or other transfer does not (A) require or result in an assignment, transfer or re-issuance of any of the operating licenses or Medicaid or Medicare provider agreement for such Facility into the name of a Person that is not Controlled by one or more of the Companies or their Affiliates, (B) result in the termination or surrender of any of the operating licenses or Medicaid or Medicare provider agreement for such Facility, (C) otherwise result in the Control of the management and/or operations of such Facility being transferred to a Person that is not Controlled by one or more of the Companies or their Affiliates, or (D) result in the such Facility not being operated on a continuous basis by a Company or any of its Affiliates.

b. Closure of a Facility. Notwithstanding any contrary provision of this Agreement, if any Ceres Party decides to cease patient care operations at a Facility permanently by closure of such Facility and surrender of the applicable licenses, registrations and certifications for the Facility (provided however, that the applicable Ceres Party shall have the right to retain any bed rights), or if any Ceres Party decides to elect, upon the expiration of the term of a lease, sublease, management agreement or other arrangement with respect to a Facility, not to renew or continue such lease, sublease, management agreement or other arrangement, Ceres (i) shall provide advance notice to PharMerica of such decision promptly, (ii) shall provide notice to PharMerica contemporaneous to such closure or expiration, and (iii) may, subject to satisfaction of the foregoing conditions, Withdraw such Facility upon the effective date of the closure of such Facility or such expiration without such action constituting a breach of this Agreement or otherwise giving rise to any penalty, payment or liability under this Agreement.

c. Pharmacy Operator or Pharmacy Divestiture. The following provisions shall apply to any Pharmacy Operator Divestiture or Pharmacy Divestiture:

(i) PharMerica shall provide Ceres advance notice (“Pharmacy Divestiture Notice”) of any contemplated Pharmacy Operator Divestiture or Pharmacy Divestiture at the earliest possible date (and in no event later than * days prior to the anticipated Divestiture Date) and each Pharmacy Divestiture Notice shall provide (A) the name of each Pharmacy Operator and/or Pharmacy that is the subject of, or encompassed within, the contemplated Pharmacy Operator Divestiture or Pharmacy Divestiture, (B) the name and address of the contemplated Successor Pharmacy Operator and all Persons that will Control the Successor Pharmacy Operator immediately after the Divestiture Date, (C) the anticipated Divestiture Date, and (D) the type of transaction giving rise to the Pharmacy Operator Divestiture or Pharmacy Divestiture (e.g., stock or asset purchase, lease, sublease, management agreement or other arrangement).

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

(ii) After the Pharmacy Divestiture Notice is given to Ceres, PharMerica shall update Ceres from time-to-time through the Divestiture Date as necessary to keep Ceres reasonably informed regarding the contemplated Pharmacy Operator Divestiture or Pharmacy Divestiture and any changes to the anticipated Divestiture Date.

(iii) Notwithstanding any contrary provision of this Agreement, subject to PharMerica’s satisfaction of the conditions set forth in the preceding paragraphs, PharMerica may consummate a Pharmacy Operator Divestiture or a Pharmacy Divestiture without such consummation constituting a breach of this Agreement; provided, however, Ceres may Withdraw, on the Divestiture Date, the Facility(ies) served by each Pharmacy that is the subject of, or encompassed within, the contemplated Pharmacy Operator Divestiture or Pharmacy Divestiture unless PharMerica represents and warrants to Ceres in writing, no later than * days prior to the Divestiture Date, which representation and warranty shall survive the Divestiture Date, that one or more alternative Pharmacies will continue, from and after the Divestiture Date on an uninterrupted basis, to provide Products and Services to the Facility(ies) served by the Former Pharmacies in a manner that would satisfy the terms and conditions of this Agreement (in which case, this Agreement shall continue in full force and effect with respect to the Ceres Parties’ obligations regarding such Facility(ies)).

d. Closure of a Pharmacy. If PharMerica or any other Pharmacy Operator decides to cease pharmacy operations at any Pharmacy by closure of such Pharmacy and surrender of the applicable licenses, registrations and certifications for the Pharmacy, (i) PharMerica shall provide advance notice of such decision to Ceres promptly, but in no event later than * days prior to the date of closure, (ii) PharMerica shall provide notice to Ceres contemporaneous to such closure, (iii) PharMerica may, subject to satisfaction of the foregoing conditions, complete such closure of such Pharmacy without such action constituting a breach of this Agreement, and (iv) Ceres shall Withdraw the Facility(ies) served by such Pharmacy upon the effective date of the closure of such Pharmacy; provided, however, if PharMerica represents and warrants to Ceres in writing, no later than * days prior to such effective date, which representation and warranty shall survive such effective date, that one or more alternative Pharmacies will continue, from and after such effective date on an uninterrupted basis, to provide Products and Services to the Facility(ies) served by the to-be-closed Pharmacy in a manner that would satisfy the terms and conditions of this Agreement, Ceres shall not be permitted to Withdraw the subject Facility(ies) and this Agreement shall continue in full force and effect with respect to the Ceres Parties’ obligations regarding such Facility(ies).

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

22. Time Limitations and Informal Dispute Resolution. If any dispute arises between PharMerica and the Ceres Parties relating to this Agreement, each Party shall be required to abide by the following dispute resolution procedures and limitations:

a. Time Limitations. Notwithstanding any contrary provision of this Agreement, Ceres shall be required to dispute any amount on a statement submitted to Ceres pursuant to Section 11(a) above by giving notice to PharMerica within * days (or * days, under the circumstances described in Section 11(b)) after the date on which payment is due to PharMerica thereunder; provided, however, that if the charges for any Product on a statement submitted to Ceres pursuant to Section 11(a) were included in a Potential Claims Report delivered to Ceres prior to such invoice, Ceres shall be required to dispute such charges by giving notice to PharMerica before the later of either (a) the * day after the date on which such Product was dispensed, or (b) the * day after the date on which payment is due under the invoice that includes such charge. If Ceres fails to dispute a statement in a timely manner pursuant to this Section 22(a), (i) the statement shall be deemed to be correct in all respects, and (ii) Ceres and each other Ceres Party shall be deemed to have waived all rights to contest the statement.

b. Informal Dispute Resolution. Prior to initiating any judicial proceeding hereunder, PharMerica and the Ceres Parties shall be required to abide by the following informal dispute resolution process with respect to each and every dispute arising hereunder:

(i) If PharMerica or Ceres desires to initiate the procedures under this Section 22(b), PharMerica or Ceres shall give notice thereof (each, a “Dispute Initiation Notice”) to the other of them (A) indicating that it is a notice initiating the procedures under this Section 22(b), (B) providing a brief description of the nature of the dispute, (C) reasonably identifying the Facilities and Pharmacies involved in, and impacted by, the dispute and the names of the Facility Representatives and Pharmacy Representatives of such Facilities and Pharmacies, respectively, or other nature of the dispute, (D) explaining the initiating Party’s claim or position in connection with the dispute, (E) including relevant documentation, and (F) naming an individual with authority to settle the dispute on such Party’s behalf if, as the case may be, the PharMerica Representative or the Ceres Representative does not have such authority.

(ii) Within * days after receipt of a Dispute Initiation Notice, the receiving Party shall give a written reply (each, a “Dispute Reply”) to the initiating Party (A) providing a brief description of the receiving Party’s position in connection with the dispute, (B) including relevant documentation, and (C) naming an individual with the authority to settle the dispute on behalf of the receiving Party if, as the case may be, the PharMerica Representative or the Ceres Representative does not have such authority.

(iii) PharMerica and Ceres shall cause the individuals identified in the Dispute Initiation Notice and the Dispute Reply above to (A) promptly make such investigation of the dispute as such individuals deem appropriate, and (B) commence discussions concerning resolution of the dispute within * days after the date of the Dispute Initiation Notice.

(iv) If a dispute has not been resolved within * days after PharMerica and Ceres have commenced discussions regarding the dispute pursuant to Section 22(b)(iii) above, PharMerica and Ceres shall (A) mutually submit the dispute to non-binding mediation

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

conducted by a mutually agreed upon mediator, and (B) use commercially reasonable efforts to cause the mediator to conduct the mediation within * days of the dispute’s submission to mediation.

(v) Notwithstanding any contrary provision in this Agreement, a Party may commence a judicial proceeding hereunder, without having first complied with the provisions of this Section 22(b), to seek injunctive or other equitable relief necessary to prevent irreparable harm, including, without limitation, as provided in Section 18(e) above.

23. Miscellaneous.

a. Force Majeure. A Party shall be excused for any delay or failure in performing this Agreement (except for any delay or failure related to the payment of money in excess of * days) to the extent that the delay or failure is caused by acts of God, terrorism, fires, explosions, labor disputes, accidents, civil disturbances, material shortages or other similar causes beyond its reasonable control, even if such delay or failure is foreseeable.

b. Good Faith. In all matters relating to this Agreement and its performance, the Parties shall act in good faith and consistent with fair dealing. Without in any way limiting the generality or scope of the preceding sentence, the Parties will cooperate with each other in good faith to amend Schedule A-1 and Schedule A-2 from time to time so that Schedule A-1 and Schedule A-2 contain an up-to-date list of the Companies and Facilities, respectively, covered by this Agreement.

c. Assignment and Delegation.

(i) Except to the extent permitted by Section 21 of this Agreement, without the prior written consent of the PharMerica, none of the Ceres Parties shall assign any of its rights or delegate any of its duties or obligations under this Agreement, in whole or in part. Except to the extent permitted by Section 23(c)(ii) of this Agreement, without the prior written consent of Ceres, PharMerica shall not assign any of its rights or delegate any of its duties or obligations under this Agreement, in whole or in part.

(ii) Notwithstanding any provision in this Agreement to the contrary, a PharMerica Change of Control shall not be deemed to constitute an assignment by PharMerica of this Agreement or a delegation of its duties or obligations under this Agreement.

(iii) Without the prior written consent of Ceres, PharMerica shall be permitted to assign its rights under this Agreement and/or delegate its duties and obligations under this Agreement to any PharMerica Affiliate that agrees in writing as part of such assignment and/or delegation to be bound by PharMerica’s obligations under this Agreement, so long as PharMerica agrees in writing to remain liable to Ceres for the nonperformance of such obligations.

d. Third Parties. This Agreement does not create any rights enforceable by any third party. For purpose of clarification, all of the Ceres Parties shall be considered direct beneficiaries of this Agreement with all rights and remedies, whether at law, in tort, or in equity, and Ceres shall have the sole and exclusive right to enforce the provisions of this Agreement on behalf of itself and the other Ceres Parties.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

e. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been given by a Party and received by the other Party (i) immediately if given in person, (ii) on the fifth business day following delivery to the U.S. Post Office if given by certified mail, postage prepaid, return receipt requested, or (iii) on the second business day following delivery by a national overnight delivery service, to the other Party at the notice address below, or to such other address that the other Party designates upon notice given in accordance with this provision.

PharMerica:	Ceres:
*	*
*	*
*	*
*	*
*	*

With a copy to:	With a copy to:
*	*
*	*
*	*
*	*
*	*

f. Governing Law, Jurisdiction and Venue. This Agreement shall be construed in accordance with Delaware law, without regard to conflicts or choice of law principles that would result in the application of the laws of any other jurisdiction. Each of the Parties hereby agrees and consents to be subject to the exclusive jurisdiction and venue of the courts of the State of Delaware in any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement.

g. No Waiver. Except as set forth in Section 9(f)(iii) and Section 22(a), no waiver shall be effective unless in writing and signed by the waiving Party. A waiver by a Party of a breach or failure to perform this Agreement shall not constitute a waiver of any subsequent breach or failure.

h. Binding Agreement. This Agreement shall be binding on and shall inure to the benefit of the Parties hereto, and each of their respective successors and permitted assigns.

i. Headings for Reference Only. The headings used in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of the provisions of this Agreement.

j. Modifications. This Agreement cannot be changed or modified except by a written amendment signed by PharMerica and Ceres.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

k. Construction. This Agreement has been negotiated and reviewed by counsel for each Party. Any ambiguity found in this Agreement shall not be construed in a Party’s favor on the basis that another Party drafted the provision containing the ambiguity.

l. Severability. When possible, each provision of this Agreement shall be interpreted in such manner as to be effective, valid, and enforceable under applicable law. If any provision of this Agreement is held to be prohibited by, or invalid or unenforceable under, applicable law, such provision shall be ineffective only to the express extent of such prohibition, unenforceability or invalidity, without invalidating the remainder of this Agreement. PharMerica or Ceres may terminate this Agreement in the event that a court of competent jurisdiction has held that PharMerica or Ceres, respectively, will not be able to realize a substantial portion of the benefits to, as applicable, PharMerica or Ceres under this Agreement (as in effect immediately prior to such prohibition, unenforceability or invalidity) as a result of such prohibition, unenforceability or invalidity.

m. Limitations on Damages. Notwithstanding any provision in this Agreement to the contrary:

(i) In no event will either PharMerica or any Ceres Party be liable to the other or any of the other’s Affiliates, officers, directors, shareholders or agents for special, incidental, consequential or exemplary damages. The foregoing limitations shall not exclude or limit liability of either PharMerica or any Ceres Party for indemnity or contribution claims from the other arising out of or with respect to third party claims or breach of the confidentiality provisions of this Agreement.

(ii) If a dispute hereunder remains unresolved following compliance with the provisions of Section 22(b) above and such dispute involves an alleged breach of any Service Level Agreement, Ceres shall, at the commencement of any judicial proceeding to resolve such dispute, make a binding election regarding the remedy sought by Ceres on account thereof as follows: (A) if Ceres elects to recover the Monetary Penalty identified on Schedule H for such breach (1) Ceres shall not be required to prove any damages on account of such alleged breach, the sole issue for the proceeding being whether PharMerica breached the Service Level Agreement, and (2) the breach shall not be deemed a material breach of this Agreement, or (B) if Ceres elects not to recover the Monetary Penalty identified on Schedule H for such alleged breach, Ceres shall be permitted to pursue all available remedies on account thereof but shall be required to prove that PharMerica breached the Service Level Agreement and the damages to Ceres caused by such breach. In any case, an election by Ceres pursuant to the foregoing to elect to recover a Monetary Penalty identified on Schedule H on account of a breach of a Service Level Agreement shall not be deemed an election with respect to any subsequent breach of a Service Level Agreement or a waiver by any Ceres Party of any right arising on account of such a subsequent breach.

(iii) Notwithstanding any contrary provision of this Agreement except for the following sentence, PharMerica’s aggregate liability directly related to the provision by it of the Electronic Medication Management System, regardless of the cause or causes of action giving rise to such liability (whether in contract, tort, or otherwise), shall not exceed * in any given calendar year, which shall not be cumulative to any other calendar year. The foregoing

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

limitation shall not exclude or limit the liability of PharMerica for indemnity or contribution claims from the other arising out of or with respect to third party claims or on account of a breach of a Service Level Agreement.

n. Entire Agreement. This Agreement, including the Schedules referenced herein each of which are incorporated into this Agreement for all purposes, includes the complete agreement between the Parties and supersedes all previous agreements and understandings (whether verbal or in writing) related to the subject matter of this Agreement.

o. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which, together, shall constitute one and the same agreement.

p. Survival. A termination of this Agreement shall not terminate or reduce any causes of action, claims or rights that any Party may have against any other Party or Parties that arose prior to such termination, and (i) the obligations of the Ceres Parties under Section 8(b), (ii) the applicable provisions under Sections 4(d), 9, 10, 11, 14, 16, 17, 18, 19, 20, 22 and 23 that are stated or intended by the Parties to survive a termination of this Agreement, and (iv) any other provisions of this Agreement the survival of which is reasonable given the nature of this Agreement shall, in fact, survive a termination of this Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written, with the intent to be legally bound.

CERES Strategies, Inc.	PharMerica, Inc.
By:	By:
Name:	Name:
Title:	Title:

ATTACHMENTS

Schedule A-1 (Companies)
Schedule A-2 (Original Facilities, Original SNF Beds and Original Excluded Facilities)
Schedule B (Definitions)
Schedule C (Service and Pricing Schedules)
Schedule D (Accepted Plan List)
Schedule E (Electronic Medication Management System)
Schedule F (Form of Weekly Billing Statement)
Schedule G [Intentionally Omitted]
Schedule H (Service Level Agreements)
Schedule I (Form of Acknowledgment and Joinder Agreeement)
Schedule J (Payor Flowchart)
Schedule K (Adjudication Metrics)
Schedule L (Example of Blended AWP Pricing)

SCHEDULE A-1 – COMPANIES

Facility #	d/b/a Name	Type	Company	State of Incorporation
N/A	N/A	N/A	*	*
N/A	N/A	N/A	*	*
N/A	N/A	N/A	*	*
N/A	N/A	N/A	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

1

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

2

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

3

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

4

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

5

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

6

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

7

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

8

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

9

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

10

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

11

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

12

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

13

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

14

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

15

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

16

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

17

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

18

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

19

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

20

Facility #	d/b/a Name	Type	Company	State of Incorporation
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

21

SCHEDULE A-2 – ORIGINAL FACILITIES, ORIGINAL SNF BEDS, EXCLUDED FACILITIES

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

1

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

2

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

3

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

4

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

5

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

6

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

7

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

8

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

9

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

10

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

11

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

12

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

13

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

14

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

15

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

16

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

17

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

18

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

19

TABLE 1 ORIGINAL FACILITIES AND ORIGINAL SNF BEDS
Facility #	d/b/a Name	Type	Company	Address	City	State	Zip	Original SNF Beds
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

20

TABLE 2 EXCLUDED FACILITIES
Facility #	Name	Type	Company	Address	City	County	State	Zip
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

21

TABLE 2 EXCLUDED FACILITIES
Facility #	Name	Type	Company	Address	City	County	State	Zip
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

22

TABLE 2 EXCLUDED FACILITIES
Facility #	Name	Type	Company	Address	City	County	State	Zip
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

23

SCHEDULE B – DEFINITIONS

In addition to any other capitalized terms that are defined in this Agreement, the following capitalized terms used in this Agreement shall have the meaning set forth below:

“Accepted PDP” means a PDP in which PharMerica is a participating pharmacy provider.

“Accepted Plan” means a Plan in which PharMerica is a participating pharmacy provider.

“Acknowledgment and Joinder Agreement” means the form of agreement attached to this Agreement as Schedule I pursuant to which each Ceres Party agrees to perform each and every task that such Ceres Party is obligated to perform under this Agreement and each and every task that each other Ceres Party is obligated to perform under this Agreement.

“Acquisition Date” means, with respect to any New Facility Acquisition or Prior Operator Acquisition, the earlier of the closing or effective date of such New Facility Acquisition or Prior Operator Acquisition.

“Adjudication Services” means the services provided by an independent third party who measures and reports to the Pharmacy Quality Committee respecting the provision of Products and Services by PharMerica to the Facilities pursuant to the terms and conditions of this Agreement, based on the adjudication metrics to be developed by PharMerica and Ceres under Section 9(h) .

“Affiliate” means, with respect to any Person, any other Person Controlling, Controlled by or under common Control with such first Person.

“AWP” has the meaning ascribed to such term in Schedule C attached hereto.

“Bankruptcy Event” means, with respect to any Person: (a) the filing of an application by such Person for, or such Person’s consent to, the appointment of a trustee, receiver, or custodian of its assets, (b) the entry of an order for relief with respect to such Person in proceedings under the U.S. Bankruptcy Code, as amended or superseded from time to time, (c) the making by such Person of a general assignment for the benefit of creditors, (d) the entry of an order, judgment, or decree by any court of competent jurisdiction appointing a trustee, receiver, or custodian of the assets of such Person unless the proceedings and the trustee, receiver, or custodian appointed are dismissed within ninety (90) days, or (e) the failure by such Person generally to pay such Person’s debts as the debts become due within the meaning of Section 303(h)(1) of the U.S. Bankruptcy Code, as determined by the bankruptcy court, or the admission in writing of such Person’s inability to pay its debts as they become due.

“Blended AWP Pricing” means * . An example of Blended AWP Pricing is shown in Schedule L.

“Brand Products” has the meaning ascribed to such term in Schedule C attached hereto.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

1

“Ceres Price” means the price, inclusive of dispensing fee, set forth for Brand Products (excluding IVs) in the “Standard Services Pricing Table” attached as part of Schedule C hereto, adjusted from time to time by operation of Section 5(b) of this Agreement.

“Claim” means an electronic claim seeking pre-approval to fill an order for Brand Products.

“Control” (together with its correlative forms, “Controlling,” and “Controlled”) means (a) ownership, directly or indirectly, of equity securities entitling the owner to vote in the aggregate more than fifty percent (50%) of the votes at a stockholders’, members’ or comparable meeting of any entity with respect to the election of directors, managers or other members of such entity, or (b) possession of the power, directly or indirectly, to (i) elect a majority of the board of directors (or equivalent governing body) of the entity in question, or (ii) direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise.

“Covered Resident” means a resident of a Facility who (a) is not a Part A Resident, (b) has valid coverage for pharmacy benefits through an Accepted Plan, and (c) has authorized a Pharmacy Operator to be the resident’s pharmacy provider.

“Customer Satisfaction Survey” means a comprehensive survey conducted by or for PharMerica of each Facility Operator regarding the satisfaction of the Facility Operator with the timeliness, completeness and professionalism of the Services provided by the applicable Pharmacy Operator(s).

“Divestiture Date” means, with respect to any Facility Operator Divestiture, Facility Divestiture, Pharmacy Operator Divestiture or Pharmacy Divestiture, the closing or effective date of such Facility Operator Divestiture, Facility Divestiture, Pharmacy Operator Divestiture or Pharmacy Divestiture.

“Electronic Medication Management System” means PharMerica’s proprietary, patent pending, medication management computing platform (and all hardware and software included therein) designed to provide LTC Facilities with (a) computerized ordering of Products, (b) bedside point of care functionality regarding the administration of Products to residents of LTC Facilities, and (c) computerized management of the reconciliation and destruction components of the pharmacy program.

“Excluded Facility” means a LTC Facility that a Company owns, Controls, operates, leases, subleases or manages during the term of this Agreement, which is either identified on Schedule A-2 (as updated from time to time) as being excluded from the scope of this Agreement, or which is not (pursuant to the terms of this Agreement) subject to or added to, as applicable, this Agreement. “Original Excluded Facilities” mean the Excluded Facilities on the Effective Date as identified on Schedule A-2.

“Facility” means each LTC Facility that a Company owns, Controls, operates, leases, subleases or manages during the term of this Agreement, with the sole exception of the Excluded Facilities and the Withdrawn Facilities.

2

“Facility Divestiture” means (a) a sale, transfer or other disposition by any Company of a Facility to any Person that is not an Affiliate of the Company, or (b) any arrangement pursuant to which any Company transfers Control, or the right to Control, operate or manage a Facility to any Person that is not an Affiliate of the Company (including, without limitation, through a lease, sublease, management agreement or assignment of a lease, sublease or management agreement), except in connection with the expiration of a lease described in Section 21(b).

“Facility Operator” means, with respect to a Facility, the Company that Controls, leases, subleases, operates or manages such Facility, including each New Facility Operator.

“Facility Operator Divestiture” means any transaction, including, without limitation, a sale of securities or merger, pursuant to which Control over a Facility Operator is transferred to a Person that is not a Company or an Affiliate of a Company.

“Former Facility” means a Facility that will be owned, Controlled, operated, leased, subleased or managed by a Successor Facility Operator immediately following consummation of a Facility Divestiture or Facility Operator Divestiture.

“Former Pharmacy” means a Pharmacy that will be owned, Controlled, operated, leased, subleased or managed by a Successor Pharmacy Operator immediately following consummation of a Pharmacy Divestiture or Pharmacy Operator Divestiture.

“House Stock” means Products that a Pharmacy Operator provides to a Facility that are not ordered by the Facility Operator for specific residents.

“Ineligible Person” means any entity or individual (a) excluded from participation or otherwise declared ineligible to participate in any “Federal health care program,” as defined in 42 U.S.C. section 1320a-7b(f), as identified on the List of Excluded Individuals/Entities maintained by the Office of Inspector General, U.S. Department of Health and Human Services, (b) debarred from participation or otherwise declared ineligible to participate in Federal procurement or nonprocurement programs, as identified on the Excluded Parties List System maintained by the General Services Administration, or (c) convicted of a criminal offense related to the provision of health care items or services covered by a Federal health care program or Federal procurement or nonprocurement program, but not yet excluded, debarred or otherwise declared ineligible to participate in such programs.

“LTC Facility” means any skilled nursing facility including, without limitation, the skilled nursing facility within any congregate care retirement community, assisted living facility, or inpatient hospice contained within a skilled nursing facility.

“New Facility” means a LTC Facility that will be owned, Controlled, operated, leased, subleased or managed by any Company or Affiliate of a Company immediately following consummation of a New Facility Acquisition or Prior Operator Acquisition.

“New Facility Acquisition” means (a) a purchase or other acquisition, directly or indirectly, by any Company of (i) all or a majority ownership interest in a LTC Facility, or (ii) the assets of a LTC Facility, in either case from any Person that is not a Company or an Affiliate of a Company or (b) any arrangement pursuant to which any Company obtains the right to

3

Control, operate or manage a LTC Facility from any Person that is not a Company or Affiliate of a Company (including, without limitation, through a lease, sublease, management agreement or assignment of a lease, sublease or management agreement).

“New Facility Operator” means, with respect to any New Facility Acquisition or Prior Operator Acquisition, the Company or Affiliate of a Company that will be the Facility Operator for the applicable New Facility(ies).

“Newly-Constructed Facility” means any LTC Facility that any Company or Affiliate of a Company constructs and opens for patient care operations during the term of this Agreement.

“On-Demand Ordering” means any orders or reorders by a Company on its own initiative for Products for residents of a Facility (i.e., not cycle fill or any other automatic fill by PharMerica).

“Original Excluded Facilities” means the Excluded Facilities on the Effective Date as identified on Schedule A-2.

“Original Facilities” means the Facilities on the Effective Date as identified on Schedule A-2.

“Original SNF Beds” means the aggregate number of SNF Beds of the Original Facilities as identified on Schedule A-2.

“Part A Resident” means any resident of a Facility during such time as such resident’s care at such Facility is covered by Medicare Part A (or any successor government program to Medicare Part A).

“PDP” means a Prescription Drug Plan providing pharmacy benefits pursuant to Medicare Part D.

“Person” means an individual, partnership, limited liability company, association, joint venture, corporation, trust, any other entity organized or existing under applicable law or any unincorporated organization.

“Pharmacy” means each institutional pharmacy that a PharMerica Entity owns, Controls, operates, leases, subleases or manages during the term of this Agreement.

“Pharmacy Divestiture” means (a) a sale, transfer or other disposition by any PharMerica Entity of a Pharmacy to any Person that is not a PharMerica Affiliate, or (b) any arrangement pursuant to which any PharMerica Entity transfers Control or the right to Control, operate or manage a Pharmacy to any Person that is not a PharMerica Affiliate (including, without limitation, through a lease, sublease, management agreement or assignment of a lease, sublease or management agreement).

“Pharmacy Operator Divestiture” means any transaction, including, without limitation, a sale of securities or merger, pursuant to which PharMerica transfers Control over any of the other Pharmacy Operators to a Person that is not a PharMerica Affiliate.

4

“Pharmacy Operator” means, with respect to a Pharmacy, the PharMerica Entity that owns, Controls, operates, leases, subleases or manages such Pharmacy.

“Pharmacy Quality Committee” means a committee formed by, and including representatives of, PharMerica and Ceres which confers from time to time respecting pharmacy quality issues.

“PharMerica Change of Control” means any transaction including, without limitation, a sale of securities or merger, pursuant to which the Person(s) that Control(s) PharMerica transfers such Control to any other Person(s).

“PharMerica Chain Customer Contract” means * .

“PharMerica Entity” means each of PharMerica and its Affiliates; “PharMerica Entities” means PharMerica and its Affiliates, collectively.

“Plan” means a pharmaceutical benefit plan of a third party payor, including, without limitation, a PDP, a Medicare Advantage prescription drug plan, a Medicaid pharmacy benefit plan or a pharmaceutical benefit plan of a managed care organization.

“Pre-Existing Contract” means, with respect to any LTC Facility that is the subject of, or encompassed within, a Prior Operator Acquisition or New Facility Acquisition, a contract that requires the Prior Operator of such LTC Facility to obtain any Products or Services for such LTC Facility and its residents from a pharmacy provider other than a PharMerica Entity.

“Prior Operator” means, with respect to any Prior Operator Acquisition or New Facility Acquisition, the Person that owned, Controlled, operated, leased, subleased and/or managed the New Facility(ies) immediately prior to the Acquisition Date.

“Prior Operator Acquisition” means any transaction, including, without limitation, a purchase of securities or a merger, pursuant to which any Affiliate of a Ceres Party obtains Control over any Prior Operator from a Person that is not an Affiliate of a Ceres Party.

“Private Pay Resident” means a resident of a Facility who (a) is not a Part A Resident or a Covered Resident, and (b) has authorized a Pharmacy Operator to be the resident’s pharmacy provider.

“Products” means, regardless of dosage form (a) prescription federal legend drugs, (b) over the counter (“OTC”) drugs, (c) infusion therapy products and supplies, and (d) other products and supplies of the type provided by an institutional pharmacy to a LTC Facility.

“Proprietary Information” means the proprietary, confidential and other non-public information relating to the business of PharMerica, on the one hand, or any of the Ceres Parties, on the other hand, including, without limitation, the business processes, software, pricing, customer materials (such as training manuals and policy and procedure manuals), and organizational structure of PharMerica or a Ceres Party, as the case may be, and any information regarding, as applicable, a Prior Operator Acquisition, New Facility Acquisition, Facility Divestiture, Facility Operator Divestiture, Pharmacy Operator Divestiture or Pharmacy

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

5

Divestiture, exclusive of any such information that (a) becomes generally available to the public through no act, omission or fault of (i) any of the Ceres Parties, in the case of proprietary, confidential or other non-public information relating to the business of PharMerica, or (ii) PharMerica, in the case of proprietary, confidential or other non-public information relating to the business of any of the Ceres Parties, or (b) at the time of disclosure was already in the possession of (i) any of the Ceres Parties, in the case of proprietary, confidential or other non-public information relating to the business of PharMerica, and not subject to any existing restriction on disclosure or use or (ii) PharMerica, in the case of proprietary, confidential or other non-public information relating to the business of any of the Ceres Parties, and not subject to any existing restriction on disclosure or use.

“Service Level Agreements” means the service level agreements set forth on Schedule H hereto.

“Services” means the following services as described in Schedule C: (a) “Standard Services,” as further defined in and described on Schedule C-1, (b) “Consulting Services,” as further defined in and described on Schedule C-2, and (c) “Infusion Therapy Services,” as further defined in and described on Schedule C-3.

“Short-Dated Products” means Products in oral tablet or capsule dosage form with an expiration date of not more than sixty (60) days from the date such Products are dispensed by the applicable Pharmacy Operator.

“SNF Bed” means a licensed skilled nursing facility bed or a licensed or unlicensed assisted living facility bed.

“Special Products” means injectable medications, controlled substances, emergency (STAT) medication orders, non-oral solid Products and other Products which the manufacturer specifies to be dispensed and packaged in a unique manner.

“Successor Facility Operator” means, with respect to any Facility Operator Divestiture or Facility Divestiture, the Person that will own, Control, operate, lease, sublease or manage the Former Facility(ies) immediately following the Divestiture Date.

“Successor Pharmacy Operator” means, with respect to any Pharmacy Operator Divestiture or Pharmacy Divestiture, the Person that will own, Control, operate, lease, sublease or manage the Former Pharmacy(ies) immediately following the Divestiture Date.

“Successor Pharmacy Services Agreement” means a pharmacy services agreement containing terms and conditions substantially similar to this Agreement, as determined by PharMerica in its reasonable discretion, pursuant to which a Successor Facility Operator agrees that each of the Former Facilities shall obtain Products and Services exclusively from PharMerica commencing on the Divestiture Date for a period of time not less than the remaining Initial Term or Extension Term, as applicable.

“Uncured Breach” means a material breach of this Agreement, including without limitation, a breach of any representation or warranty made by a Party in this Agreement which remains uncured for a period of sixty (60) days after notice of such breach is given to the

6

breaching Party specifying in reasonable detail the nature of the breach; provided, however, that for all breaches not involving the non-payment of funds, the cure period shall be extended to not more than ninety (90) days in the event (a) such breach is not susceptible to cure within such sixty (60) day period, and (b) the breaching Party shall have begun and continues to actively pursue resolution of the problem during the cure period. At a minimum, any cure shall include, without limitation, in addition to other remedies, actions, and amounts that are available under this Agreement, and subject to the limitations under this Agreement, reimbursement by the breaching Party to the other Party of any (1) civil monetary penalties, fines, or other amounts or penalties assessed against such other Party, and (2) third-party costs and expenses or other amounts incurred by such other Party to resolve, evaluate or mitigate the breach, including, without limitation, reasonable attorneys’ fees.

“Withdraw” or “Withdrawal” means a permitted exclusion after the Effective Date by a Company of a Facility from this Agreement; “Withdrawn Facility” means a Facility after Withdrawal of that Facility by a Company.

7

SCHEDULE C – SERVICES AND PRICING

1.	Included Service Schedules. This Schedule C includes the following:

(a)	Schedule C-1 - Standard Services and Pricing;

(b)	Schedule C-2 - Consulting Services and Pricing; and

(c)	Schedule C-3 - Infusion Therapy Services and Pricing:

2.	Definitions. The following terms used in this Schedule C shall be defined as follows:

(a) *

(b) *

(c)	“Brand Product” means a federal legend Product identified as a brand product by First Databank.

(d) *

(e)	“Drug Regimen Review” or “DRR” means an evaluation of a patient’s drug regimen for known allergies, rational therapy-contraindications, misuse, overuse and underuse of medications, including potential drug interactions, adverse drug reactions, inappropriate medications and diagnosis/drug combinations.

(f) *

(g)	“Generic Product” means a federal legend Product identified as a generic product by First Databank.

(h) *

(i) *

(j)	“Products” mean, regardless of dosage form (a) prescription federal legend drugs, (b) infusion therapy products and supplies, and (c) other products and supplies of the type provided by an institutional pharmacy to a long term care facility, including, without limitation, over the counter (“OTC”) products.

(k)	“Services” means the following services as defined in this Schedule C: (a) “Standard Services”, (b) “Consulting Services”, including “Standard Consulting Services” and “Optional Consulting Services”, and (c) “Infusion Therapy Services”.

(l) *

(m) *

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

1

SCHEDULE C-1 - STANDARD SERVICES AND PRICING

1.	Standard Services. The “Standard Services” at each Facility shall comprise the services described in subsections (a) and (b) below.

(a) * :

(i) * ; and

(ii) * .

(b) * .

2.	Pricing.

(a)	Pricing for Standard Services shall be at the rates determined by the following Standard Services Pricing Table.

(b)	Pricing includes the Product and all Standard Services associated with the Product.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

1

STANDARD SERVICES PRICING TABLE

PRODUCT	PRICE
Brand Products	* * * *

Generic Products	* *

Bulk house stock Products	*

Miscellaneous non-infusion therapy supplies	*

*	For Brand Products, other than Special Products, dispensed through a seven day supply pursuant to Section 8(a)(iv) of this Agreement, the dispensing fee per fill shall be * .

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

2

SCHEDULE C-2 - CONSULTING SERVICES AND PRICING

1.	Consulting Services. The “Consulting Services” at each Facility shall comprise the Standard Consulting Services and Optional Consulting Services as defined in this Schedule C-2.

2.	Standard Consulting Services. The “Standard Consulting Services” at each Facility shall comprise the services described in subsections (a) through (n) below.

(a) *

(b) *

(c) *

(d) *

(e) *

(f) *

(g) *

(h) *

(i )*

(j )*

(k) *

(l) *

(m) *

(n) *

3.	Optional Consulting Services. The “Optional Consulting Services” at each Facility shall be comprised of pharmaceutical-related consulting services that are outside the scope of the Standard Consulting Services. *

4.	Manner of Providing Consulting Services.

(a)	All consultant pharmacists used by PharMerica to provide Consulting Services hereunder shall be licensed pursuant to state law. In providing Consulting Services, the Pharmacy Operator may use specially trained technicians or nurse consultants in support of the consultant pharmacists. Where permitted by law or regulation, the Pharmacy Operator providing the Consulting Services may utilize non-pharmacists to perform non-clinical activities, including * .

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

1

(b)	Upon reasonable request by Ceres, but no more than * per year, PharMerica shall provide Ceres with documentation describing in reasonable detail the ongoing training and education provided to PharMerica consultant pharmacists in support of PharMerica’s provision of Consulting Services as set forth in this Schedule C-2.

5.	Pricing for Consulting Services.

(a)	Pricing for Standard Consulting Services shall be * per “occupied bed” per month, the number of “occupied beds” being equal to the actual number of drug regimen reviews performed in a month pursuant to Section 2(a) of this Schedule C-2 (but not to exceed one per resident per month).

(b)	Pricing for Optional Consulting Services shall be * per hour for pharmacists, * per hour for nurses, and * per hour for Techs, or such other rate agreed to in advance by PharMerica and Ceres.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

2

SCHEDULE C-3 - INFUSION THERAPY SERVICES AND PRICING

1.	Infusion Therapy Services. The “Infusion Therapy Services” at each Facility shall comprise the services described in subsections (a) and (b) below.

(a)*

(b)*

2.	Pricing.

(a)	Ceres shall pay PharMerica for Infusion Therapy Services at the rates determined by the following Infusion Therapy Services Pricing Table.

(b)	Notwithstanding anything to the contrary in the Infusion Therapy Services Pricing Table below, PharMerica shall charge (and Ceres shall pay) a minimum of * for any infusion therapy Product.

(c)	Pricing for Infusion Therapy Services includes * .

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

1

INFUSION THERAPY SERVICES AND PRICING TABLES

PRODUCT OR SERVICE	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
Note:*

ANCILLARY IV SERVICES

PRODUCT OR SERVICE	PRICE
*	*
*	*
*	*
*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

2

STANDARD INFUSION THERAPY SUPPLIES TABLE
ITEM (QUANTITY OF ONE)	STANDARD USE PER ITEM

*	*

*	*

*	*

*	*

*	*

*	*

*	*

*	*

ADDITIONAL IV SUPPLIES
DESCRIPTION	PRICE
*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

3

SCHEDULE D – ACCEPTED PLAN LIST
INSURANCE COMPANY	PBM
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

1

SCHEDULE D – ACCEPTED PLAN LIST
INSURANCE COMPANY	PBM
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

2

SCHEDULE D – ACCEPTED PLAN LIST
INSURANCE COMPANY	PBM
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

3

SCHEDULE D – ACCEPTED PLAN LIST
INSURANCE COMPANY	PBM
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*
*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

4

SCHEDULE E – ELECTRONIC MEDICATION MANAGEMENT SYSTEM (EMMS)

1.	Formation of Executive Technology Steering Committee. No later than * days from the Effective Date, each of PharMerica and Ceres shall appoint no less than 3 senior-level employees to serve as their respective representatives on the Executive Technology Steering Committee (“Committee”), one of whom shall be designated by, as applicable, PharMerica and Ceres as a “Team Leader.” The general purpose of the Committee shall be to oversee the development and implementation of the Electronic Medication Management System (“EMMS”) for and at the Facilities. The respective representatives designated by each of PharMerica and Ceres must possess, collectively, significant expertise in Information Technology (including Product Development), Operations and Clinical Services.

2.	Responsibilities of the Committee. The Committee shall:

(a) *

(b) *

(i) *

(ii) *

(c) *

(d) *

(e) *

(f) *

(g) *

3.	*

(a) *

(b) *

(c) *

(d) *

4.	PharMerica Responsibilities:

(a) *

(i) *

(ii) *

(iii) *

(b) *

(c) *

(i) *

(ii) *

(d)*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

5.	Ceres Parties Responsibilities. *

(a) *

(i) *

(ii) *

(b) *

(c) *

(d) *

(e) *

(f) *

6.	Recognition of * . PharMerica recognizes that the Ceres Parties use * products as part of the information technology environment at the Facilities, and will use commercially reasonable efforts to assure that the EMMS is compatible with such environment.

7.	Miscellaneous Agreements. Notwithstanding any contrary provision in this Schedule E or the Agreement to which this Schedule E is attached, PharMerica and Ceres acknowledge and agree that the planning for, installation of and ongoing oversight of the EMMS requires considerable dedicated resources, both personnel and technology, and that, without the fulfillment by the other of the other’s commitments contained in this Schedule E, the EMMS cannot be installed and operated successfully at the designated Facilities. In amplification of the foregoing, PharMerica shall not be responsible for any delays in implementing the EMMS caused by the failure of a Ceres Party to satisfy the requirements imposed on the Ceres Parties under this Schedule E in a timely manner provided (a) PharMerica notifies Ceres promptly following a failure by a Ceres Party to meet any such requirement, and (b) the Ceres Party fails to correct such failure within * days following such notice. None of the Technology Roadmap, the Work Plan or the Implementation Schedule shall be binding on PharMerica and Ceres until approved in writing by the respective chief executive officer of PharMerica and Ceres, which approval shall not be unreasonably withheld, conditioned, or delayed. All disputes regarding this Schedule E shall be resolved in accordance with the applicable provisions of the Agreement to which this Schedule E is attached.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

2

SCHEDULE F – SAMPLE PHARMACY BILLING STATEMENT

PharMerica

****

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

SCHEDULE H—SERVICE LEVEL AGREEMENTS

The table below sets forth the Service Level Agreements to be met by Pharmacy Operators in carrying out this Agreement and the associated monetary penalty (“Monetary Penalty”) BEI/GG may recover for each violation by PharMerica or another Pharmacy Operator of the corresponding Service Level Agreement.

SERVICE LEVEL AGREEMENT		MONETARY PENALTY

1.	*	*

2.	*	*

3.	*	*

4.	*	*

5.	*	*

6.	*	*

7.	*	*

8.	*	*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

SCHEDULE I - FORM OF ACKNOWLEDGMENT AND JOINDER AGREEMENT

This Acknowledgment and Joinder Agreement (this “Agreement”) is made as of the      day of             , 2006, between PHARMERICA, INC. (“PharMerica”), a Delaware corporation, and             (“Company”), a [                    ]. Capitalized terms that are not defined in this Agreement shall be as defined in the Pharmacy Services Agreement (the “Pharmacy Services Agreement”) dated as of July 1, 2006, between PharMerica and Ceres Strategies, Inc. (“Ceres”).

RECITALS

A. The Pharmacy Services Agreement requires that each Company that is a Ceres Party executes an Acknowledgment and Joinder Agreement under which it agrees to perform, or cause to be performed, each and every task that Ceres or a Ceres Party is obligated to perform under the Pharmacy Services Agreement.

B. Company is a Ceres Party, for purposes of the Pharmacy Services Agreement, and is willing to enter into and deliver this Agreement in compliance with the terms of the Pharmacy Services Agreement.

C. Company Controls, operates, leases, subleases or manages the Facilities listed in Schedule A-2 to this Agreement (the “Existing Facilities”) and may Control, lease, sublease, operate or manage other Facilities during the term of this Agreement (the “Future Facilities”).

OPERATIVE TERMS

In consideration of the substantial benefits to Company from the Pharmacy Services Agreement, the receipt and sufficiency of which Company acknowledges, Company agrees as follows:

1. Company shall perform, or cause to be performed, each and every task and obligation that it is required to perform under this Agreement or that a Ceres Party is required to perform under the terms of the Pharmacy Services Agreement. Wherever, in the Pharmacy Services Agreement, any covenant or agreement is made by one of more of the Ceres Parties or Facility Operators, any action is required to be taken by one or more of the Ceres Parties or Facility Operators, or Ceres is required or permitted to cause another Ceres Party or Facility Operator to perform a covenant or agreement, Company agrees to be jointly and severally responsible and liable, together with the other Ceres Parties, for the performance of such covenant and agreement, except in any instance in which the Pharmacy Services Agreement expressly provides for joint (rather than joint and several) responsibility or liability, in which instance, Company agrees to be jointly responsible and liable, together with the other Ceres Parties, for the performance of the applicable covenant or agreement. Wherever, in the Pharmacy Services Agreement, any representation or warranty is made by one of more of the Ceres Parties, Company agrees to be jointly and severally responsible and liable, together with the other Ceres Parties, for the breach of such representation or warranty. In the event that any of such covenants, agreements representations or warranties has been breached, such covenant, agreement, representation or warranty shall be deemed to have been breached by Company and the other Ceres Parties jointly and severally, except in any instance in which the Pharmacy Services Agreement expressly provides that a covenant or agreement is made jointly (rather than jointly and severally), in which instance, the Company shall be jointly responsible and liable, together with the other Ceres Parties, for such breach.

2. Except as to sales, leases or other transfers expressly permitted by Section 21(a)(vii) of the Pharmacy Services Agreement, in the event that Company conveys, transfers or assigns to an Affiliate a Facility or the right to Control, lease, sublease, operate or manage a Facility, Company shall cause such Affiliate to execute and deliver promptly to PharMerica an Acknowledgment and Joinder Agreement with respect to such Affiliate and Facility (containing the same terms as this Agreement except for the substitution of the appropriate date of execution and insertion of the names of the Affiliate and Facility).

3. Company hereby grants to Ceres a power of attorney, coupled with an interest, to represent and bind Company in connection with all matters related to the Pharmacy Services Agreement and this Agreement including, without limitation, granting any waivers of any of the terms of the Pharmacy Services Agreement and this Agreement, entering into any amendments or modifications of the Pharmacy Services Agreement or this Agreement, and representing and acting on behalf of Company in any dispute resolution procedures under Section 22 of the Pharmacy Services Agreement or any litigation relating to the Pharmacy Services Agreement or this Agreement.

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

1

4. Company shall not take any action that is contrary to or that breaches any covenant or agreement of a Ceres Party in the Pharmacy Services Agreement.

5. Except to the extent permitted by Section 21 of the Pharmacy Services Agreement, without the prior written consent of PharMerica, the Company shall not assign any of its rights or delegate any of its duties or obligations under this Agreement, in whole or in part. Except to the extent permitted by Section 23(c)(ii) of the Pharmacy Services Agreement, without the prior written consent of Ceres, PharMerica shall not assign any of its rights or delegate any of its duties or obligations under this Agreement, in whole or in part. Notwithstanding any provision in this Agreement to the contrary, a PharMerica Change of Control shall not be deemed to constitute an assignment by PharMerica of it rights under this Agreement. Without the prior written consent of Ceres, PharMerica shall be permitted to assign its rights under this Agreement to any PharMerica Affiliate; provided, however, that such assignment shall not relieve PharMerica of any of its duties or obligations under the Pharmacy Services Agreement.

6. This Agreement shall be construed in accordance with Delaware law, without regard to conflicts or choice of law principles that would result in the application of the laws of any other jurisdiction. No waiver of any of the terms of this Agreement shall be effective unless in writing and signed by the waiving party (or Ceres, in the case where Company is the party granting the waiver). A waiver by either party (or Ceres, in the case where Company is the party granting the waiver) of a breach or failure to perform this Agreement shall not constitute a waiver of any subsequent breach or failure. This Agreement cannot be changed or modified except by a written amendment signed by both parties or by PharMerica and Ceres. This Agreement together with the Pharmacy Services Agreement includes the complete agreement between the parties and supersedes all previous agreements and understandings (whether verbal or in writing) related to the subject matter of this Agreement. Any dispute with respect to this Agreement or Company’s performance under this Agreement shall be treated as a dispute between PharMerica and the Ceres Parties under Section 22 of the Pharmacy Services Agreement rather than being resolved or litigated separately by PharMerica and Company.

7. In the event of any conflict between this Agreement and the Pharmacy Services Agreement, the applicable provisions of the Pharmacy Services Agreement shall control.

“PharMerica”	“Company”

PharMerica, Inc.,	[ ,
a Delaware corporation	a ]

Name:	Name:
Title:	Title:

2

SCHEDULE J – PAYOR FLOWCHART

Process subject to change as needed

pharmerica.com/MedD

MedicarePartD@pharmerica.com	1-877-RxMeds1 (1-877-796-3371)

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

SCHEDULE K - ADJUDICATION METRICS

Adjudication Metrics - Currently In Effect (7/1/2006)

*
*
*
*
*

*

*
*

*

*

*

*

*
*
*
*
*
*
*
*

Adjudication Metrics - Possible Additional

*
*
*
*
*
*
*
*
*
*
*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

SCHEDULE L

Example of “Blended AWP Pricing” and Comparison to “Ceres Price”

1	*
				*							*
				*							*

2	*
*
	*									*
	*														*
*
				*			*
				*			*
				*			*

3	*

4	*
*

					*			*			*		*
	*			*			*			*			*
		*				*			*			*		*
		*				*			*			*		*
		*				*			*			*		*
						*			*					*

	*				*			*			*			*
	*			*			*			*				*
		*				*			*	*			*
		*				*			*	*			*
		*				*			*	*			*
						*			*				*		*

*
*

5	*
*

6	*
*

	*			*
			*	*			*

	*			*
			*	*			*

7	*
*

[*] CERTAIN INFORMATION ON THIS PAGE HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.